As filed with the U.S. Securities and Exchange Commission on January 7, 2019

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-23111

Miller/Howard Funds Trust
(Exact name of registrant as specified in charter)

10 Dixon Avenue Woodstock, NY			12498
(Address of principal executive offices)			(Zip code)

Catherine Johnston Miller/Howard Investments, Inc. 10 Dixon Avenue Woodstock, NY 12498
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(845) 679-9166

Date of fiscal year end:	October 31

Date of reporting period:	October 31, 2018

Item 1. Reports to Stockholders.

Miller/Howard Income-Equity Fund

Miller/Howard Drill Bit to Burner Tip® Fund

Miller/Howard Infrastructure Fund

Annual Report

October 31, 2018

* Please see first page of the report for important information regarding future delivery of shareholder reports.

Advised by MHI Funds, LLC

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Funds or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications electronically from the Fund by calling 1-844-MHFUNDS or by contacting your financial intermediary (such as a broker-dealer or bank).

You may elect to receive all future reports in paper free of charge. You can request to continue receiving paper copies of your shareholder reports by contacting your financial intermediary or, if you invest directly with a Fund, calling 1-844-MHFUNDS to let the Fund know of your request. Your election to receive in paper will apply to all funds held in your account.

Table of Contents

1	Income-Equity Fund Shareholder Letter
8	Drill Bit to Burner Tip® Fund Shareholder Letter
15	Infrastructure Fund Shareholder Letter
20	Expense Example
22	Income-Equity Fund Allocation of Portfolio Investments
23	Income-Equity Fund Schedule of Investments
26	Drill Bit to Burner Tip® Fund Allocation of Portfolio Investments
27	Drill Bit to Burner Tip® Fund Schedule of Investments
29	Infrastructure Fund Allocation of Portfolio Investments
30	Infrastructure Fund Schedule of Investments
32	Statements of Assets and Liabilities
33	Statements of Operations
34	Statements of Changes in Net Assets
35	Financial Highlights
38	Notes to Financial Statements
49	Report of Independent Registered Public Accounting Firm
51	Additional Information
53	Trustees and Officers
56	Privacy Policy
57	Board Consideration and Approval of Investment Advisory Agreement

October 31, 2018 | Annual Report

Miller/Howard Income-Equity Fund Shareholder Letter
October 31, 2018

Dear Shareholders,

Thank you for investing in the Miller/Howard Income-Equity Fund (the "Fund"). Our goal is to provide our Shareholders with a competitive level of income coupled with the potential for capital appreciation. To do this we invest in stocks that we view as exhibiting strong dividend prospects and which we believe have the potential to raise those dividends in the future. The Fund applies a rigorous fundamental financial analysis to stock selection. All investments in the Fund are also screened by the Adviser for adherence to various environmental, social, and governance (ESG) criteria.

Market Summary1

During the Fund's fiscal year period from November 1, 2017 through October 31, 2018, the broad equity market rose, with the S&P 500 Index gaining +7.4% and the Russell 1000 Index gaining +7.0%. The US economy continued to surprise to the upside. The US unemployment rate was at 3.7% at the end of October, below the level at the start of the fiscal year period, and the labor force participation rate has been essentially flat for the past several years.2 Despite recent wage rate growth, inflation does not look to pose a problem yet.

During the fiscal year period, there was an investor preference for growth stocks over value. The Russell 1000 Growth Index ended the period well ahead, with an increase of +10.7%, while the Russell 1000 Value Index returned +3.0%. Dividend income stocks generally lagged during the Fund's fiscal year period on fears of rising interest rates, but gained ground during the October market turbulence. The NASDAQ US Broad Dividend Achievers, an index of stocks with long-term historic dividend growth (though with lower yields than our stocks, generally, since the inception of the Fund on December 31, 2015), posted similar returns to the broad market indices, the S&P 500 Index and Russell 1000 Index, during the fiscal year period with a gain of +7.2%.

Portfolio Performance

During the Fund's fiscal year period from November 1, 2017 to October 31, 2018, the Fund's Class I shares returned -0.1% on net asset value per share (NAV) and the Fund's Adviser Share Class shares returned -0.4% based on NAV. The Fund lagged its benchmark, the Russell 1000 Index, which rose +7.0%.

At the end of December 2017, we said investors were high and happy after "hating" the market on its way up for nearly a decade. But we warned that sentiment statistics were cautionary

1 Returns illustrated reflect the total return with dividends reinvested sourced from Bloomberg.

2 Federal Reserve Bank of St. Louis, U.S. Bureau of Labor Statistics

October 31, 2018 | Annual Report 1

during the second half of 2017. Volatility returned to the equities markets in 2018. As short rates increased, the possibility of a trade war loomed, and leadership stocks became highly valued, the market saw periods of significant weakness.

High-yielding stocks3 performed poorly in the period, mainly due to fears of rising interest rates. The Federal Reserve raised rates another quarter point in September 2018, after raising in December 2017, March 2018, and June 2018. This is the eighth increase since December 2015 for a total of 200 basis points. Current expectations are for one more 25 basis point increase in 2018; however, as rates get closer to the Fed's estimate of "normal" and concerns about the flattening yield curve and potential trade war increase, the Fed's enthusiasm could wane.

From December 15, 2015 to October 31, 2018, the 10-year Treasury's yield rose about +88bps (to 3.14% from 2.27%), while the 2-year yield has risen about +190bps (to 2.87% from 0.96%). This has caused the 2/10 yield curve spread to narrow by 103 basis points to only 28 basis points, prompting many to worry that if the yield curve inverts, it will signal, or even prompt, an impending recession. We still think that the long end of the curve is artificially constrained, and thus not providing a reliable economic signal. However, the Fed has been shrinking its balance sheet to just below $4.0 trillion, from a peak of $4.5 trillion. The ultimate pace of contraction will reach $50 billion per month (beginning in late 2018) and will continue at that pace until an as-yet-undetermined goal is reached.

The underperformance of high-yielding stocks continues to be a headwind for our investment process of seeking to invest in stocks that provide a yield greater than the relevant index and that consistently increase their distributions. Our significant overweight allocation to these stocks relative to the Russell 1000 Index detracted from the Fund's performance.

Technology remains our largest sector, comprising about a quarter of the portfolio. Many in the investment community still don't consider mature tech to be a place to find good, stable, income-producing companies. We do, and it's an anomaly we'll continue to pursue. However, results within our tech holdings were mixed during the fiscal year period. Cisco Systems (CSCO) was among the Fund's top contributors. Cisco has seen the move to the cloud driving increasing demand and sees 5G as a source of future growth. However, Western Digital (WDC) and Cypress Semiconductor (CY) disappointed, as concerns over memory price trends weighed. Demand for Western's NAND memory has continued to trot ahead, but supply growth has been more like a gallop lately, putting downward pressure on the prices the company is able to charge. We decided to exit WDC on lack of recent and future dividend growth prospects. Most of our tech holdings have broad exposure across industrial, automotive, consumer, and telecommunications, providing end-market diversity that can mitigate the turbulence inevitable in any given market.

Financials remain our second largest sector exposure. Security selection within the group contributed, with long-time holding CME Group (CME) adding to Fund performance. CME generally reported strong earnings throughout the period, and as an operator of derivatives marketplaces, CME's trading volumes benefit from volatility and rising rates.

3 High-yielding stocks are defined as those companies within the Russell 1000 that are in dividend deciles seven through ten. Dividend deciles are calculated by separating the Russell 1000 Index holdings into ten equal groups (lowest yielding being decile one and highest yielding decile ten) based on each security's yield at the beginning of the stated time period. Dividend decile calculations and returns data are sourced from Bloomberg.

2 Annual Report | October 31, 2018

The calendar year of 2018 started on a strong note for retailer Target (TGT), contributing to Fund performance. Target saw strong online sales growth and impressive same-store sales through the holiday season. The company raised its fourth-quarter profit forecast above its earlier guidance and well-above analysts' forecasts, partially attributed to its new, lower tax rate. Management sees higher cash flow generation, which could be used for share repurchases and dividends as well as growth initiatives to drive its sales. Many investors thought Amazon was going to take over the world, and brick and mortar retail was all but dead. But, if you look at the statistics from the Federal Reserve Bank of St. Louis, e-commerce is less than 10% of total US retail sales. In our view, Target has a solid strategy to compete with Amazon, by focusing on unique private label products that inhibit comparison shopping and offer higher growth and margins.

Multinational telecommunications conglomerate Vodafone (VOD) detracted. We sold Vodafone in July, as it became increasingly possible that the company may be forced to cut its dividend sometime next year. Vodafone's fixed-line/broadband business has an exciting future, but those prospects are being overwhelmed by a wave of excessive price competition in Italy and Spain. In addition, the company has reduced its financial flexibility by taking on a large amount of debt to buy cable assets from Liberty Global. Though a tempting yield, we find better balanced candidates elsewhere for this Fund that is focused on dividends and dividend growth.

After two active quarters of repositioning the portfolio away from low growth/high yield "bond surrogates," we think that the portfolio is well positioned for the current environment. Earnings and dividend growth are robust now, and we expect our stocks to fully participate, while we aren't venturing too far out on the risk curve. This isn't to say that we are discounting the dangers posed by a trade war, but we still think that an accommodation will be found, whereby everyone gets something and no one gets everything they wanted. As always, we are bottom-up investors and are driven by where we find high dividend yield, potential dividend growth, and financial strength.

We continue to marginally favor high dividend growth over high dividend yield, both because safe high yielding stocks have become more difficult to find and because dividend growth should help counter the effect of rising rates. Our concentration in technology and financials is not a "day trade" idea. As we look out over the next decade, we see increased use of semiconductors in all aspects of life. We see a financial sector that will continue to expand and innovate alongside a growing economy. Naturally, some companies are better suited than others to deliver growing dividends, and we are always on the lookout for better opportunities. Through our bottoms-up approach, we find dividend growth opportunities in almost every sector. As it happens, in the current market, mature tech and financials offer rich veins of high dividend yield, growth of yield, and financial strength stocks around which we construct this portfolio.

We seek companies that not only have been paying high dividends or distributions but that also appear likely, in our view, to increase dividends in the future. During the reporting period, 73% of our stocks declared dividend increases, with individual increases averaging about +12.8% growth year-over-year, excluding special dividends, on an unweighted basis. We believe our strategy of not increasing balance sheet and coverage risks in pursuit of higher yields – and instead accepting lower starting yields while looking for higher expected dividend growth as compensation – will be rewarded as more investors begin to see things our way.

October 31, 2018 | Annual Report 3

Looking Ahead

In our view, US equity investors face three general paths moving forward. One approach is to chase the biggest recent winners. An example would be Amazon, which trades at an astounding price-to-earnings (P/E). Amazon is a fine company, but so were Microsoft and Cisco in 1999. While high P/E stories usually end badly, calling the top can be very difficult. There might be trading opportunities here, but this path has a difficult set-up for long-term investors.

A second path is to focus on bond-proxies, such as tobacco, consumer staples, and utilities. These stocks have tepid growth prospects, but they offer fairly stable dividends. Choosing a bond-proxy strategy may sound safe, but total returns may be challenged if interest rates continue to rise. Continued economic growth, an unwinding of the Fed's quantitative easing program, and perhaps some inflation should drive long-term rates higher. Rising interest rates and falling bond prices could have a pronounced negative knock-on effect on equities with high yields but limited growth. Loading up on utilities, staples, and other bond-proxies may look smart if we veer into a recession, but such an approach risks significant missed opportunities if the economy continues to soldier on.

We believe the Miller/Howard's Income-Equity Fund offers a third option – a middle road for investors who are wary of chasing expensive stocks but would like to find equities that are financially strong with a track record of growing dividends. Our holdings have continued to offer high yields relative to the current market because they have both lower P/Es, on average, and management teams committed to returning prosperity to its rightful owners: their shareholders. In contrast to bond-proxies, we believe our companies have better long-term growth prospects and potential to generate dividend increases.

Ultimately, we still believe that what matters most in the Fund's portfolio is reliable income generation, and growth of that income over time.

We thank our Shareholders for your participation and appreciate your continued support.

Sincerely,

Lowell G. Miller

Chairman of the Board

4 Annual Report | October 31, 2018

Important Disclosures and Risks

The views expressed in this report reflect those as of the date this is written and may not reflect the author's views on the date this report is first published or anytime thereafter. These views are subject to change at any time, based on market and other conditions and should not be construed as a recommendation or advice of any kind. These views are intended to assist shareholders in understanding the Fund's investment methodology and do not constitute investment advice. This report may contain discussions about investments that may or may not be held by the Fund as of the date of this report. All current and future holdings are subject to risk and to change. The material may also contain forward-looking statements that involve risk and uncertainty, and there is no guarantee they will come to pass.

There can be no assurance that the Fund will achieve its investment objective. The net asset value of the Fund will fluctuate with the value of the underlying securities.

Performance data quoted represents past results. Past performance is no guarantee of future results. This information does not represent an offer, or the solicitation of an offer, to buy or sell securities of the Fund.

An investment in the Miller/Howard Income-Equity Fund is subject to risk, including the possible loss of principal. Fund risks include, but are not limited to, the following: Non-US markets may be smaller, less liquid and more volatile than the major markets in the United States and, as a result, Fund share values may be more volatile. Trading in non-US markets typically involves higher expense than trading in the United States. The Fund may have difficulties enforcing its legal or contractual rights in a foreign country. These additional risks may be heightened for securities of companies located in, or with significant operations in emerging market countries.

Companies that issue dividend yielding equity securities are not required to continue to pay dividends on such stock. The Fund may be exposed to liquidity risk that effect the Fund's ability to sell particular securities or close call option positions at an advantageous price or in a timely manner. The Fund invests in small and medium size companies, which carry greater risk than with larger, more established companies.

MLP entities are typically focused in the energy, natural resources and real estate sectors of the economy. A downturn in the energy, natural resources or real estate sectors of the economy could have an adverse impact on the Fund. Changes to current tax law and regulations could affect the treatment of distributions, including (but not limited to) ordinary income, capital gains or return of capital.

Bps stands for basis points. 1 bps = 1/100 of a percentage point.

Russell 1000 Index® measures the performance of the large-cap segment of the US equity universe. It is a subset of the Russell 3000 Index® and includes approximately 1,000 of the largest securities based on a combination of their market cap and current index membership. The Russell 1000 Index® represents approximately 92% of market capitalization of the US market.

Russell 1000 Growth Index is comprised of large- and mid-cap U.S. equities that show characteristics of growth. These characteristics of growth include higher price-to-book ratios and higher forecasted growth.

October 31, 2018 | Annual Report 5

Russell 1000 Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000 companies with lower price-to-book ratios and lower expected growth values.

NASDAQ US Broad Dividend Achiever Index is a market cap index composed of stocks that have been selected annually based on stocks of companies that have historically increased and paid dividends annually and are listed on AMEX, NYSE, or NASDAQ.

The Standard & Poor's 500 Index ("S&P 500 Index") is a capitalization-weighted index of 500 widely held common stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

One cannot invest directly in an index.

6 Annual Report | October 31, 2018

Performance and Statistics

Miller/Howard Income-Equity Fund

October 31, 2018 (unaudited)

Total Returns

October 31, 2018 (unaudited)

	1 Year	5 Year	Since Inception	Inception Date
Class I	-0.11%	n/a	6.86%	12/31/15
Adviser Class	-0.42%	n/a	6.59%	12/31/15
Russell 1000 Total Return Index	6.98%	n/a	12.61%	12/31/15

Performance data quoted is past performance and is no guarantee of future results. Investment returns may fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost. Current performance may be higher or lower than the performance data shown. Returns for one year or less are not annualized. Shares redeemed within 60 days of purchase may be charged a 2.00% redemption fee. For the most recent month-end performance, please call (845) 679-9166. In the current prospectus dated February 28, 2018, the gross expense ratios for Class I and the Adviser Share Class are 1.31% and 1.57% respectively and the net expense ratios are 0.79% and 1.04% respectively. MHI Funds, LLC has contractually agreed to waive its fees or cap the Fund's expenses to the extent that the aggregate expenses incurred by the Fund (excluding interest, taxes, broker commission, and other extraordinary expenses, not incurred in the ordinary course of the Fund's business), exceed the "Expense Limit," which is 0.78% and 1.03% of the average daily net assets of the Class I and Adviser Share Class shares of the Fund, respectively. This agreement is in effect until February 28, 2020.

The Russell 1000 Total Return Index is an index of approximately 1,000 of the largest companies in the U.S. equity markets, comprises over 90% of the total market capitalization of all listed U.S. stocks, and is considered a bellwether index for large cap investing. One cannot invest directly in an index.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of the Fund shares.

October 31, 2018 | Annual Report 7

Miller/Howard Drill Bit to Burner Tip® Fund Shareholder Letter
October 31, 2018

Dear Shareholders,

Thank you for investing in the Miller/Howard Drill Bit to Burner Tip Fund® (the "Fund"). Our goal is to provide our Shareholders with positive risk-adjusted total return while maintaining comprehensive exposure to the North American shale energy renaissance. We invest in stocks that we believe to be leaders in their respective niches across the energy value chain, that appear to us to possess underappreciated value-generating assets, and/or that face temporarily weak sentiment despite sturdy underlying fundamentals.

The portfolio remains rooted in a belief that the North American shale energy revolution is, first and foremost, a technological revolution. As a result, the primary long-term beneficiaries of these developments will include not only traditional participants, such as those engaged in the production and transportation of oil and gas, but those facilitating the growth of the industry or providing products and services that could benefit from rising production and consumption of US-sourced oil and natural gas. While the Fund's investments include companies engaged in the natural gas, oil, natural gas liquids, and refined fuel products industries, there is a special emphasis on natural gas, the cleanest burning fossil fuel, which is abundant and inexpensive to produce in the United States. As a consequence of these qualities, demand for natural gas is generally expected to rise over coming decades.

Market Summary1

During the Fund's fiscal year period from November 1, 2017 through October 31, 2018, the broad equity market rose, with the S&P 500 Index gaining +7.4%. The US economy continued to surprise to the upside. The US unemployment rate was at 3.7% at the end of October, below the level at the start of the fiscal year period, and the labor force participation rate has been essentially flat for the past several years.2 Despite recent wage rate growth, inflation does not look to pose a problem yet.

The Energy sector lagged the broad market, with the S&P Composite 1500 Energy Index posting returns of +2.2% during the fiscal year period. West Texas Intermediate (WTI) crude oil began the fiscal year period at $54.38/bbl and ended the period at $65.31/bbl, +20.1% higher than twelve months prior. Early in the fiscal year period, bloated global inventories continued to draw down as a consequence of the OPEC production cut agreement as well as strong demand for gasoline. But the energy sector and crude oil prices saw a weak end to the reporting period.

1 Returns illustrated reflect the total return with dividends reinvested sourced from Bloomberg.

2 Federal Reserve Bank of St. Louis, U.S. Bureau of Labor Statistics

8 Annual Report | October 31, 2018

The Trump administration granted eight importing countries partial waivers from the Iran sanction for six months. Between these waivers and widespread evidence that Iranian export tankers are turning off beacons and heading for India and China, crude markets were, once again, oversupplied.

Henry Hub Natural Gas started the fiscal year period at $2.90/MMBtu and closed at $3.26/MMBtu on October 31, 2018, posting an increase of +12.4% over the twelve month period on high natural gas demand for heating, electricity, and exports.

US oil and gas drilling activity continued to grow in response to improving sentiment. During the fiscal year period, the US natural gas rig count grew from 172 to 193, a gain of +12.2%. Over the same period, the US crude oil rig count also rose from 737 to 875, a +18.7% gain.3

Portfolio Performance

For the fiscal year period, the Fund's Class I shares net asset value (NAV) declined -2.2% and Adviser Share Class net asset value (NAV) fell -2.5%. Returns lagged the S&P 1500 Energy Index, which rose +2.2%. The stocks of energy companies operating in North America, in which this portfolio is predominantly invested, have significantly lagged the internationally-focused energy companies that comprise much of the S&P Composite 1500 Energy Index – stocks that are not in the Fund's investment universe.

The Fund also underperformed its blended benchmark4 which rose +0.6% during the fiscal year period. The weaker performance of the blended benchmark was driven by the Upstream producers component in particular, as traditional energy stocks lagged the broad market. From a tactical allocation perspective, the Fund's relative returns versus the custom blended benchmark were driven by the Fund's overweight to the underperforming Upstream producers bucket. Negative security selection within Enablers & Potential Beneficiaries detracted, but positive security selection within the Upstream and Downstream buckets added.

Within the Upstream bucket, oil producer Energen (EGN) was a top contributor to the Fund, but Range Resources (RRC) and Occidental Petroleum (OXY) detracted. Energen announced plans to review strategic alternatives to enhance shareholder value. In August, an agreement was announced in which Diamondback Energy (FANG) would acquire Energen at a 19% premium. Range Resources (RRC) lagged on investor concerns regarding leverage, and well results in northern Louisiana continued to create headwinds. We exited our position on elevated leverage, disappointing progress on asset sales, and continuing frustration in its Louisiana acreage. At the end of May 2018, we initiated a position in oil producer Occidental Petroleum, and despite the stock detracting from Fund performance during the period, we believe the macro backdrop will support our thesis over time. Oil production is rocketing in the Permian Basin, and Occidental has some of the best acreage in the area. The Permian is proving so prolific that industry production has overwhelmed pipeline capacity. No doubt this problem will get solved at some point, but in the meantime, the company is in a favorable position as they own both wells and a pipeline system. We added to our position after Occidental cut a deal to sell its non-core midstream assets at an attractive multiple while maintaining favorable takeaway access.

3 Source: Bloomberg

4 Blended Benchmark – see Important Disclosures and Risks – pages 12 & 13

October 31, 2018 | Annual Report 9

In the Midstream bucket, liquefied natural gas exporter Cheniere Energy (LNG) had a bumpy start to the period but ended as a top contributor. Cheniere announced that it completed Train 4 at Sabine Pass over five months ahead of schedule. Cheniere also signed a 15-year contract to sell one million tons of liquefied natural gas per year to the Singapore commodity trading company Trafigura, beginning in 2019. While we trimmed Cheniere on valuation, we maintain exposure to this and other companies poised to benefit from growing liquefied natural gas exports, a key thematic development for the Fund. The United States is now the fastest growing supplier of liquefied natural gas to the world, and global demand is strong. As an example, liquefied natural gas demand in China is currently growing at a 50% annual pace, as that country seeks to aggressively combat unsustainable air pollution in the face of insufficient domestic natural gas production.5

In the Downstream bucket, refining company Andeavor (ANDV) was a top contributor after it was acquired by Marathon Petroleum (MPC) at a 24% premium. The combined company is the largest US refiner, and the Andeavor assets provide Marathon Petroleum with attractive growth opportunities in the oil-producing Permian Basin. Turning to the Enablers and Potential Beneficiaries bucket, petrochemical manufacturer DowDuPont (DWDP) shares fell during the October market drawdown and detracted from Fund performance. Earlier in the calendar year, we trimmed our weight in DowDuPont while awaiting further clarity on the supply versus demand dynamics in key end-markets and market reception to company's plan to split into three companies.

Tactical positioning did not change dramatically over the period. Relative to the blended benchmark's four equally-weighted buckets, we further increased our overweight exposure to Upstream producers and Midstream pipelines. We expect that favorable commodity price and volume trends will benefit Upstream and Midstream companies. Within the Upstream bucket, we pivoted our positioning in order to reduce natural gas price exposure relative to oil price during the period. Within the Downstream bucket, we reduced our exposure to utilities, in favor of refineries.

Looking Ahead

Over the summer of 2018, Saudi Arabia substantially increased crude production in a likely attempt to provide the Trump administration with political cover on gasoline prices in advance of the US midterm elections, as Saudi Arabia encouraged the administration to implement harsh sanctions against arch foe, Iran. Oil markets were spooked by this rising supply of oil during October, as well as by the Trump administration's last minute decision to back off of maximalist sanctions. To further complicate matters, we are also now approaching 2019, when the Permian Basin is expected to grow at its fastest pace ever as pipeline bottlenecks are eliminated, exploration & production companies have hedged their 2019 cash flows, and inventory of drilled but uncompleted wells continues to reach new highs.

Yet, we have begun bargain hunting in beaten down oil-levered stocks. Why? We believe that we are nearing a bottom of the recent sell off. Venezuela oil production continues to decline. There is very little spare capacity globally. And supply shocks from Nigeria and Libya, both of which are producing at above historical rates, are possible. Most importantly, for more than a year, we believe there has been a clear, tacit agreement between the Trump administration and the Saudis to keep prices in a $60-$80 per barrel range – high enough to keep Saudi Arabia fiscally sustainable, while not so high that gasoline prices would spark an American political

5 Sources: US Energy Information Administration; International Energy Agency; utilitydive.com.

10 Annual Report | October 31, 2018

backlash or a major increase in global production. Thus, we think the world's major oil producing parties are in general alignment. Most importantly, there is enough willing cooperation among Saudi Arabia, UAE, and Russia, the three global swing producers, that the range of $60-$80 per barrel could be achieved. To this end, we believe a formal OPEC + Russia supply agreement for 2019 may be hashed out before the end of 2018.

Turning to natural gas, for nearly a decade, we have expected natural gas to continue to displace coal and nuclear power generation, both in the US and abroad. This trend is accelerating today, and the US is now the fastest growing supplier of liquefied natural gas to the world. September provided a real-time example of how natural gas is not only a safe, more environmentally friendly power choice for the world, but one that makes economic sense as well. During September, the owners of the Vogtle nuclear power plant, the only nuclear project currently under construction in the United States, voted to continue to proceed with construction despite the fact that their project is already 10 years into a 7-year projected construction cycle, and is now $13B over budget, yet is only 40% complete. For the amount of money this project will now likely ultimately cost, America could build 15 times more natural gas – fired power plants than what will be added with this nuclear facility, in terms of capacity.

Coal is even less competitive, and of course much less environmentally friendly. So despite the political rhetoric to the contrary, monthly figures from the US Energy Information Administration show that coal consumption year-to-date continues to decline rapidly. We are now using less coal in America than we did in 1983, despite there being 40%, or 100 million, more Americans today. Simply put, the demand growth story that Miller/Howard has long envisioned for natural gas remains entirely intact. And importantly for the world, global displacement of coal with natural gas, the cleanest burning fossil fuel, remains one of the most potent and scalable ways to reduce CO2 emissions.

Over the long term, it continues to be our view that US shale will play a major role in the world's future energy equation. The Fund's investments are exposed to the North American shale energy revolution through companies that may benefit from exposure to a supply source that will remain critical in providing for global energy needs for years to come.

We thank our Shareholders for your participation and appreciate your continued support.

Sincerely,

Lowell G. Miller

Chairman of the Board

October 31, 2018 | Annual Report 11

Important Disclosures and Risks

The views expressed in this report reflect those as of the date this is written and may not reflect the author's views on the date this report is first published or anytime thereafter. These views are subject to change at any time, based on market and other conditions and should not be construed as a recommendation or advice of any kind. These views are intended to assist shareholders in understanding the Fund's investment methodology and do not constitute investment advice. This report may contain discussions about investments that may or may not be held by the Fund as of the date of this report. All current and future holdings are subject to risk and to change. The material may also contain forward-looking statements that involve risk and uncertainty, and there is no guarantee they will come to pass.

An investment in the Miller/Howard Drill Bit to Burner Tip® Fund is subject to risk, including the possible loss of principal. Fund risks include, but are not limited to, the following: The Fund's focus on the securities that are the beneficiaries of the North American energy value chain presents more risk than if it were more broadly diversified over additional industries and sectors of the economy.

Depositary receipts may be less liquid than the underlying shares in their primary trading market. Companies that issue dividend yielding equity securities are not required to continue to pay dividends on such stock. The Fund may be exposed to liquidity risk when trading volume, lack of a market maker, or legal restrictions impair the Fund's ability to sell particular securities or close call option positions at an advantageous price or in a timely manner. The Fund invests in small and medium size companies, which carry greater risk than is customarily associated with larger, more established companies.

The Fund may invest in energy companies and energy producers, including pipeline and gas distribution companies. General risks of energy companies include volatile fluctuations in price and supply of energy fuels, international politics, terrorist attacks, reserve and depletion risk and reduced demand.

The Fund may be subject to increased expenses and reduced performance as a result of its investments in other registered investment companies and MLPs. An investment in units of MLPs involves certain risks that differ from an investment in the securities of a corporation. MLP entities are typically focused in the energy, natural resources and real estate sectors of the economy. A downturn in the energy, natural resources or real estate sectors of the economy could have an adverse impact on the Fund. Changes to current tax law could affect the treatment of distributions, including (but limited to) ordinary income, capital gains or return of capital.

S&P Composite 1500 Energy Total Return Index ("S&P 1500 Energy Index") comprises those companies included in the S&P Composite 1500 that are classified as member of the GICS energy sector. The S&P Composite 1500 combines three leading indices, the S&P 500, the S&P MidCap 400, and the S&P SmallCap 600 to cover approximately 90% of the US market capitalization.

Blended Benchmark is a static custom benchmark comprised of four equal parts, representing the four categories of the North American Value Chain: Upstream, Midstream, Downstream, and Enablers. The Blended Benchmark was created and chosen for comparison as it is a representation of the manner in which the fund is managed, utilizing

12 Annual Report | October 31, 2018

companies from each of the four categories. Note that the fund assets are not typically equal weighted amongst the four categories. The Blended Benchmark is made up of 25% ISE-Revere Natural Gas Index (Upstream), and 25% Alerian MLP Index (Midstream), 25% S&P 500 Utilities Index (Downstream), and 25% S&P 500 Index (Enablers).

ISE-Revere Natural Gas Index is an equal-weighted index comprised of exchange-listed companies that derive a substantial portion of their revenues from the exploration and production of natural gas.

Alerian MLP Index is a market-cap weighted, float-adjusted index which tracks the performance of the 50 most prominent energy Master Limited Partnerships (MLPs).

S&P 500 Utilities Index is an unmanaged, market value-weighted total return index of all utility stocks in the S&P 500 Index.

S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market value weighted index (stock price times number of shares outstanding), with each stock's weight in the Index proportionate to its market value.

One can not invest directly in an index.

October 31, 2018 | Annual Report 13

Performance and Statistics

Miller/Howard Drill Bit to Burner Tip® Fund

October 31, 2018 (unaudited)

Total Returns

October 31, 2018 (unaudited)

	1 Year	5 Year	Since Inception	Inception Date
Class I	-2.20%	n/a	5.02%	12/31/15
Adviser Class	-2.52%	n/a	4.72%	12/31/15
S&P Composite 1500 Energy Total Return Index	2.23%	n/a	6.34%	12/31/15

Performance data quoted is past performance and is no guarantee of future results. Investment returns may fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost. Current performance may be higher or lower than the performance data shown. Returns for one year or less are not annualized. Shares redeemed within 60 days of purchase may be charged a 2.00% redemption fee. For the most recent month-end performance, please call 845-679-9166. In the current prospectus dated February 28, 2018, the gross expense ratios for Class I and the Adviser Share Class are 4.30% and 4.38% respectively and the net expense ratios are 0.96% and 1.21% respectively. MHI Funds, LLC has contractually agreed to waive its fees or cap the Fund's expenses to the extent that the aggregate expenses incurred by the Fund (excluding interest, taxes, broker commission, and other extraordinary expenses, not incurred in the ordinary course of the Fund's business), exceed the "Expense Limit," which is 0.95% and 1.20% of the average daily net assets of the Class I and Adviser Share Class of the Fund, respectively. This agreement is in effect until February 28, 2020.

The S&P Composite 1500 Energy Total Return Index comprises those companies included in the S&P Composite 1500 Index that are classified as members of the GICS® energy sector. One cannot invest directly in an index.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of the Fund shares.

14 Annual Report | October 31, 2018

Miller/Howard Infrastructure Fund Shareholder Letter
October 31, 2018

Dear Shareholders,

Thank you for investing in the Miller/Howard Infrastructure Fund (the "Fund"). Our goal is to provide our Shareholders with a competitive level of income coupled with the potential for capital appreciation. To do this we invest in listed infrastructure companies, generally in the Utilities, Global Communication, Energy Infrastructure, Transportation and Logistics, and Enablers groups. The Fund applies a rigorous fundamental financial analysis to stock selection. All investments in the Fund are also screened by the Adviser for adherence to various environmental, social, and governance (ESG) criteria.

Market Summary1

The Morningstar Global Equity Infrastructure Index rose +1.4% from the Fund's inception on February 28, 2018 through October 31, 2018, the reporting period. Infrastructure stocks modestly outpaced the broad market, represented by the S&P 500 Index which gained +1.2% during the same period.

The US economy continued to surprise to the upside. The US unemployment rate was at 3.7% at the end of October, below the level at the start of the fiscal year period, and the labor force participation rate has been essentially flat for the past several years.2 Despite recent wage rate growth, inflation does not look to pose a problem yet.

Portfolio Performance

During the Fund's reporting period, the Fund's Class I shares returned +1.6% on net asset value per share (NAV). The Fund modestly beat its benchmark, the Morningstar Global Equity Infrastructure Index, which rose +1.4%. Utilities led performance with standout returns from AES Corp (AES) and Dominion Energy (D), followed by Energy Infrastructure led by Targa Resources (TRGP) and Enterprise Products Partners (EPD). Global Communications had mixed results with strong performance from Verizon (VZ), American Tower (AMT), and CenturyLink (CTL), but Vodafone Group (VOD) and BT Group (BT) detracted. The final two groups, Transportation and Enablers, both detracted from the Fund's absolute returns during the reporting period.

Two Utilities companies were among the top contributors during the period. AES Corp reported earnings per share and 2018 guidance that were both better than expected. An asset sale in the Philippines reduced coal exposure, parent company debt, and tax drag for AES. We initiated

1 Returns illustrated reflect the total return with dividends reinvested sourced from Bloomberg.

2 Federal Reserve Bank of St. Louis, U.S. Bureau of Labor Statistics

October 31, 2018 | Annual Report 15

a position in Dominion Energy as shares became attractively valued, and it was a top contributor to Fund returns during the reporting period. The March FERC ruling on the income tax allowance for MLPs led to concerns about the potential impact on Dominion Midstream (DM) as a financing vehicle. Dominion Energy also issued forward equity securities, adding further weakness and providing an attractive entry point. Dominion Energy is a leading diversified utility and energy infrastructure company that provides electric, gas, transmission and distribution, storage, liquefied natural gas export, and import/export services. Dominion Energy's liquefied natural gas export facility began commercial operations in April 2018, after a multi-year $4B project, and is just beginning a 20-year take-or-pay export agreement. They are also a leading solar operator.

Energy Infrastructure holding Targa Resources (TRGP) contributed positively to Fund returns during the period. Targa has seen strong gathering and processing volumes, solid NGL production, and rising Permian production has driven additional development opportunities.

Increasing competition weighed on Global Communications company Vodafone (VOD) results. Vodafone is building a concentrated empire in Europe with the acquisition of Liberty Global assets, and Vodafone is leveraging wireline and wireless assets for efficiency and to enhance network capability. In India, Vodafone completed its merger between Vodafone India and Vodafone Idea, creating the largest tower system outside of China. Traditional telecom companies, including Vodafone, have not been rewarded on valuation lately, but they provide a critical service in modern society.

Enabler holding Microchip Technology (MCHP) detracted as the company reported inventory headwinds from recently acquired Microsemi; however, we believe earnings growth is still in place for Microchip. We initiated a position in this semiconductor Enabler, with exposure to Internet of Things/5G tailwinds, in May. In September, we added to our position, as semiconductor sector weakness accelerated despite an intact macro growth outlook.

Natural gas engine manufacturer Cummins (CMI) detracted as a warranty campaign overshadowed the otherwise strong results. In July, Cummins reported a strong quarter, with revenue estimates raised to 10%–14% versus prior estimates of 4%–8%. Between the federal tax cut boost, a mid-cycle slowdown in 2015, increased shale-related demand, and secular last-mile package delivery changes in the economy, we think the current heavy-duty truck cycle can thrust higher and longer than anchor-biased industry "experts" assume.

Dividend growth is important to the Miller/Howard Infrastructure Fund because as income rises, an investor may expect the asset's price to increase commensurately – though other factors may enter into this equation in the short term. Thus, we seek companies that not only have been paying high dividends or distributions but that also appear likely, in our view, to increase dividends in the future. During the Fund reporting period, 14 of our stocks declared dividend increases, with individual increases averaging about +11.0% growth year-over-year, excluding special dividends, on an unweighted basis.

16 Annual Report | October 31, 2018

Looking Ahead

We define infrastructure as the essential services and foundational assets in society that make up the backbone of the economy. Core infrastructure assets generally provide the framework for economic growth and social development worldwide, and include companies that: offer essential services, such as water, electricity, gas, telecommunications, and sanitation; make e-commerce possible with transportation and logistics, software and warehouses; or supply and improve essential services companies, providing parts, devices, and support.

Our modern lifestyle cannot function without infrastructure. Demand for infrastructure services tends to be relatively unaffected when the price of those services change. And demand is on the rise globally, between the need for new infrastructure in developing countries, upgrades in developed regions, and tech advances driving industry growth.

Within the Miller/Howard Infrastructure Fund, we view our holdings as participating in one of five individual buckets: Utilities, Global Communication, Energy Infrastructure, Transportation and Logistics, and Enablers. We believe that each of these five buckets contains a core rationale and at least one key growth "driver" – typically a large incipient and sustainable trend that's either developing or growing strongly.

For Utilities, the main drivers are continual grid maintenance and long-term growth associated with the electrification of transportation. In the Global Communications segment, we believe 5G will unleash tremendous opportunities. The growth kicker for Energy Infrastructure is growing US oil and gas production, the shift to cleaner-burning natural gas for electricity, and increasing liquefied natural gas exports. Transportation & Logistics companies are buoyed by the ongoing rollout of near instantaneous global e-commerce. Finally, we believe there is unique potential for Enablers in innovation and technology leadership.

We see the Miller/Howard Infrastructure Fund as one that captures the tried-and-true principles of essential services that have offered investment value through the ages, coupled with the growth potential of new services and new technologies.

We thank our Shareholders for your participation and appreciate your continued support.

Sincerely,

Lowell G. Miller

Chairman of the Board

October 31, 2018 | Annual Report 17

Important Disclosures and Risks

The views expressed in this report reflect those as of the date this is written and may not reflect the author's views on the date this report is first published or anytime thereafter. These views are subject to change at any time, based on market and other conditions and should not be construed as a recommendation or advice of any kind. These views are intended to assist shareholders in understanding the Fund's investment methodology and do not constitute investment advice. This report may contain discussions about investments that may or may not be held by the Fund as of the date of this report. All current and future holdings are subject to risk and to change. The material may also contain forward-looking statements that involve risk and uncertainty, and there is no guarantee they will come to pass.

An investment in the Miller/Howard Infrastructure Fund is subject to risk, including the possible loss of principal. Fund risks include, but are not limited to, the following: A fund that invests significantly in infrastructure related securities has exposure to adverse economic, regulatory, political, legal and other changes affecting the issuers of such securities. Non-U.S. markets may be smaller, less liquid and more volatile than the major markets in the United States and, as a result, Fund share values may be more volatile. Trading in non-U.S. markets typically involves higher expenses than trading in the United States. The Fund may have difficulties enforcing its legal or contractual rights in a foreign country. These additional risks may be heightened for securities of companies located in, or with significant operations in emerging market countries.

Depositary receipts may be less liquid than the underlying shares in their primary trading market. Companies that issue dividend yielding equity securities are not required to continue to pay dividends on such stock. The Fund may be exposed to liquidity risk when trading volume, lack of a market maker, or legal restrictions impair the Fund's ability to sell particular securities or close call option positions at an advantageous price or in a timely manner. The Fund invests in small and medium size companies, which carry greater risk than is customarily associated with larger, more established companies.

The Fund may be subject to increased expenses and reduced performance as a result of its investments in other registered investment companies and MLPs. An investment in units of MLPs involves certain risks that differ from an investment in the securities of a corporation. MLP entities are typically focused in the energy, natural resources and real estate sectors of the economy. A downturn in the energy, natural resources or real estate sectors of the economy could have an adverse impact on the Fund. Changes to current tax law could affect the treatment of distributions, including (but limited to) ordinary income, capital gains or return of capital. The Fund is new with limited operating history and there can be no assurance that the Fund will grow to or maintain an economically viable size.

Morningstar Global Equity Infrastructure Index is part of the Morningstar Global Equity Index family. The Index provides global, diversified exposure to equity issuers identified as infrastructure-related companies from the 18 industries that meet the Morningstar definition of the infrastructure asset class.

S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market value weighted index (stock price times number of shares outstanding), with each stock's weight in the Index proportionate to its market value.

One can not invest directly in an index.

18 Annual Report | October 31, 2018

Performance and Statistics

Miller/Howard Infrastructure Fund

October 31, 2018 (unaudited)

Total Returns

October 31, 2018 (unaudited)

	1 Year	5 Year	Since Inception	Inception Date
Class I	n/a	n/a	1.60%	2/28/18
Morningstar Global Equity Infrastructure Index	n/a	n/a	1.39%	2/28/18

Performance data quoted is past performance and is no guarantee of future results. Investment returns may fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost. Current performance may be higher or lower than the performance data shown. Returns for one year or less are not annualized. Shares redeemed within 60 days of purchase may be charged a 2.00% redemption fee. For the most recent month-end performance, please call (845) 679-9166. In the current prospectus dated February 28, 2018, the gross expense ratio for Class I is 1.54% and the net expense ratio is 0.95%. MHI Funds, LLC has contractually agreed to waive its fees or cap the Fund's expenses to the extent that the aggregate expenses incurred by the Fund (excluding interest, taxes, broker commission, and other extraordinary expenses, not incurred in the ordinary course of the Fund's business), exceed the "Expense Limit," which is 0.95%. This agreement is in effect until February 28, 2020.

Morningstar Global Equity Infrastructure Index is designed to provide global, diversified exposure to equity issuers identified as infrastructure-related companies using Morningstar's rigorous definition of infrastructure.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of the Fund shares.

October 31, 2018 | Annual Report 19

Miller/Howard Funds Trust

Expense Example
October 31, 2018

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

For each class, the first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

For each class, the second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or exchange fees. Therefore, the second line of the table for each class is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

20 Annual Report | October 31, 2018

	Beginning Account Value (05/01/18)	Ending Account Value (10/31/18)	Expenses Paid During Period(1) (05/01/18 to 10/31/18)	Net Annualized Expense Ratio
Miller/Howard Income-Equity Fund
Class I Actual	$1,000.00	$978.50	$3.89	0.78%
Class I Hypothetical (5% return before expenses)	$1,000.00	$1,021.27	$3.97	0.78%
Adviser Share Class Actual	$1,000.00	$976.60	$5.13	1.03%
Adviser Share Class Hypothetical (5% return before expenses)	$1,000.00	$1,020.01	$5.24	1.03%
Miller/Howard Drill Bit to Burner Tip® Fund
Class I Actual	$1,000.00	$940.10	$4.65	0.95%
Class I Hypothetical (5% return before expenses)	$1,000.00	$1,020.42	$4.84	0.95%
Adviser Share Class Actual	$1,000.00	$939.30	$5.87	1.20%
Adviser Share Class Hypothetical (5% return before expenses)	$1,000.00	$1,019.16	$6.11	1.20%
Miller/Howard Infrastructure Fund
Class I Actual	$1,000.00	$1,005.90	$4.80	0.95%
Class I Hypothetical (5% return before expenses)	$1,000.00	$1,020.42	$4.84	0.95%

(1) Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by 184 days (the number of days in the most recent period)/365 days (to reflect the period), for Class I and Adviser Share Class.

October 31, 2018 | Annual Report 21

Miller/Howard Income-Equity Fund

Allocation of Portfolio Investments
(Expressed as a Percentage of Long-Term Investments)
October 31, 2018
(unaudited)

22 Annual Report | October 31, 2018 | See accompanying Notes to Financial Statements

Miller/Howard Income-Equity Fund

Schedule of Investments
October 31, 2018

	Shares	Fair Value
Common Stock – 86.4%
Bottled & Canned Soft Drinks & Carbonated Waters – 1.6%
Coca-Cola European Partners plc	37,386	$1,700,689
Cogeneration Services & Small Power Producers – 2.1%
The AES Corporation	152,714	2,226,570
Communications Equipment – 2.0%
Nokia Corp. ADR(1)	371,965	2,090,443
Computer & Office Equipment – 1.1%
HP, Inc.	45,442	1,096,970
Computer Peripheral Equipment – 2.1%
Cisco Systems, Inc.	48,304	2,209,908
Computer Programming Services – 2.7%
Sabre Corp	113,102	2,787,964
Crude Petroleum & Natural Gas – 2.7%
Occidental Petroleum Corporation(1)	42,431	2,845,847
Electric Services – 2.8%
CenterPoint Energy Inc.	105,562	2,851,230
Family Clothing Stores – 2.0%
Gap Inc.	76,189	2,079,960
Federal Savings Institutions – 0.9%
Umpqua Holdings Corp.	47,286	907,891
Life Insurance – 2.0%
Aegon NV ADR(1)	336,596	2,046,504
Miscellaneous Amusement & Recreation – 1.8%
Six Flags Entertainment Corp.(1)	35,344	1,903,628
Miscellaneous Industrial & Commercial Machinery & Equipment – 2.9%
Eaton Corporation plc (Ireland)	41,235	2,955,312
National Commercial Banks – 14.2%
BB&T Corporation	87,183	4,285,916
Citigroup Inc.(1)	31,339	2,051,451
Huntington Bancshares Incorporated(1)	209,474	3,001,762
Regions Financial Corporation	126,850	2,152,644
The Toronto-Dominion Bank (Canada)	57,847	3,208,195
		14,699,968
Natural Gas Transmission – 2.1%
Oneok, Inc.	33,647	2,207,243
Optical Instruments & Lenses – 2.8%
KLA-Tencor Corporation	32,163	2,944,201
Petroleum Refining – 2.7%
Total S.A. ADR	48,304	2,830,614
Pharmaceutical Preparations – 3.9%
Pfizer Inc.	93,191	4,012,804
Plastics Materials, Synthetic Resins, & Nonvulcanizable Elastomers – 2.9%
LyondellBasell Industries N.V. (Netherlands)	33,813	3,018,487

See accompanying Notes to Financial Statements | October 31, 2018 | Annual Report 23

Miller/Howard Income-Equity Fund

Schedule of Investments (continued)
October 31, 2018

	Shares	Fair Value
Radio & Television Broadcasting & Communications Equipment – 2.2%
Qualcomm Incorporated(1)	36,876	$2,319,132
Savings Institutions, Federally Chartered – 2.2%
HSBC Holdings PLC ADR	54,784	2,251,075
Security & Commodity Exchanges – 3.1%
CME Group Inc.	17,672	3,238,217
Semiconductors & Related Devices – 10.4%
Broadcom Inc.	12,194	2,725,237
Cypress Semiconductor Corp.(1)	191,213	2,474,296
Taiwan Semiconductor Manufacturing Company Ltd. ADR	64,680	2,464,308
Texas Instruments, Inc.	33,749	3,132,920
		10,796,761
Surety Insurance – 1.9%
Old Republic International Corp.	88,914	1,960,554
Telephone Communications (No Radiotelephone) – 5.2%
BCE Inc. (Canada)	39,795	1,547,230
Verizon Communications Inc.	67,390	3,847,295
		5,394,525
Title Insurance – 1.8%
FNF Corporation	57,140	1,911,333
Variety Stores – 2.5%
Target Corp.	30,985	2,591,276
Water Transportation – 1.8%
Carnival Corporation (Panama)	33,459	1,875,042
Total Common Stock (Cost $86,759,542)		89,754,148
Master Limited Partnerships – 6.1%
Natural Gas Transmission – 6.1%
Enterprise Products Partners L.P.	122,409	3,283,009
MPLX LP	89,186	2,997,542
Total Master Limited Partnerships (Cost $4,922,462)		6,280,551
Real Estate Investment Trusts (REITs) – 6.2%
Crown Castle International Corp.	23,681	2,575,072
Digital Realty Trust, Inc.	11,189	1,155,376
Lamar Advertising Company(1)	36,522	2,677,793
Total Real Estate Investment Trusts (REITs) (Cost $5,694,220)		6,408,241
Short-Term Investments – 0.9%
Morgan Stanley Institutional Liquidity Fund – Treasury Portfolio, 2.07%(2)	935,370	935,370
Total Short-Term Investments (Cost $935,370)		935,370

24 Annual Report | October 31, 2018 | See accompanying Notes to Financial Statements

Miller/Howard Income-Equity Fund

Schedule of Investments (continued)
October 31, 2018

	Shares	Fair Value
Investments Purchased as Securities Lending Collateral – 15.4%
Mount Vernon Liquid Assets Portfolio, LLC, 2.39%(2)	15,993,413	$15,993,413
Total Investments Purchased with Proceeds from Securities Lending (Cost $15,993,413)		15,993,413
Total Investments – 115.0% (cost $114,305,007)		119,371,723
Other Assets and Liabilities – (15.0)%		(15,524,532)
Total Net Assets Applicable to Common Stockholders – 100.0%		$103,847,191

Note: Percentages indicated are based on the net assets of the Fund.

ADR  American Depository Receipt

(1)  All or portion of this security is on loan

(2)  Rate indicated is the seven-day yield as of October 31, 2018.

See accompanying Notes to Financial Statements | October 31, 2018 | Annual Report 25

Miller/Howard Drill Bit to Burner Tip® Fund

Allocation of Portfolio Investments
(Expressed as a Percentage of Long-Term Investments)
October 31, 2018
(unaudited)

26 Annual Report | October 31, 2018 | See accompanying Notes to Financial Statements

Miller/Howard Drill Bit to Burner Tip® Fund

Schedule of Investments
October 31, 2018

	Shares	Fair Value
Common Stock – 73.9%
Agriculture Chemicals – 3.4%
CF Holdings Inc.	4,687	$225,117
Crude Petroleum – 16.6%
Callon Petroleum Co.(1)	17,924	178,702
Concho Resources Inc.(1)	2,905	404,056
Energen Corporation(1)	4,005	288,240
Pioneer Natural Resources Company	1,591	234,307
		1,105,305
Electric Services – 3.9%
Dominion Energy, Inc.	1,449	103,488
OGE Energy Corp.	4,327	156,421
		259,909
Electrical Work – 3.4%
Quanta Services Inc.(1)	7,171	223,735
Gas & Other Services Combined – 1.9%
Sempra Energy	1,169	128,730
Industrial Machinery & Equipment – 2.4%
MRC Global Inc.(1)	9,913	156,923
Natural Gas – 14.2%
Anadarko Petroleum Corporation	4,772	253,870
Cabot Oil & Gas Corporation	9,143	221,535
EQT Corporation	7,207	244,822
PDC Energy, Inc.(1)	5,275	223,924
		944,151
Natural Gas Distribution – 10.9%
Cheniere Energy, Inc.(1)	4,505	272,147
Enbridge, Inc. (Canada)	7,669	238,583
ONE Gas, Inc.	2,727	215,187
		725,917
Natural Gas Transmission – 3.8%
Kinder Morgan, Inc.	14,742	250,909
Oil & Gas Field Services – 4.3%
Halliburton Company	4,089	141,806
Schlumberger N.V.	2,792	143,257
		285,063
Petroleum Refining – 3.2%
Phillips 66	2,074	213,249
Pipelines – 3.6%
Pembina Pipeline Corp (Canada)	7,527	243,273
Plastics Materials, Synthetic Resins, & Nonvulcanizable Elastomers – 2.3%
DowDuPont, Inc.	2,800	150,976
Total Common Stock (Cost $4,781,210)		4,913,257

See accompanying Notes to Financial Statements | October 31, 2018 | Annual Report 27

Miller/Howard Drill Bit to Burner Tip® Fund

Schedule of Investments (continued)
October 31, 2018

	Shares	Fair Value
Master Limited Partnerships – 24.4%
Crude Petroleum Pipelines – 4.3%
Buckeye Partners LP	8,816	$289,253
Liquefied Petroleum Gas Dealers – 2.2%
Suburban Propane Partners, L.P.	6,435	147,040
Natural Gas Transmission – 14.0%
Energy Transfer LP	19,031	295,741
Enterprise Products Partners L.P.	15,077	404,365
Shell Midstream Partners, L.P.	11,248	229,909
		930,015
Pipelines – 3.9%
Magellan Midstream Partners LP	2,350	144,948
Plains All American Pipeline, L.P.	5,301	115,403
		260,351
Total Master Limited Partnerships (Cost $1,699,588)		1,626,659
Short-Term Investments – 0.9%
Morgan Stanley Institutional Liquidity Fund – Treasury Portfolio, 2.07%(2)	59,652	59,652
Total Short-Term Investments (Cost $59,652)		59,652
Total Investments – 99.2% (cost $6,540,450)		6,599,568
Other Assets and Liabilities – 0.8%		51,613
Total Net Assets Applicable to Common Stockholders – 100.0%		$6,651,181

Note: Percentages indicated are based on the net assets of the Fund.

(1)  Non-income producing security.

(2)  Rate indicated is the seven-day yield as of October 31, 2018.

28 Annual Report | October 31, 2018 | See accompanying Notes to Financial Statements

Miller/Howard Infrastructure Fund

Allocation of Portfolio Investments
(Expressed as a Percentage of Long-Term Investments)
October 31, 2018
(unaudited)

See accompanying Notes to Financial Statements | October 31, 2018 | Annual Report 29

Miller/Howard Infrastructure Fund

Schedule of Investments
October 31, 2018

	Shares	Fair Value
Common Stock – 104.9%
Air Courier Services – 3.1%
FedEx Corporation	53	$11,678
Air Transportation, Scheduled – 1.7%
Southwest Airlines Company	130	6,383
Business Services – 2.6%
Akamai Technologies, Inc.(1)	135	9,754
Cogeneration Services & Small Power Procedures – 4.7%
The AES Corporation	1,213	17,685
Drawing & Insulating of Nonferrous Wire – 1.7%
Corning Incorporated	201	6,422
Electric Services – 26.3%
Avangrid, Inc.	272	12,787
CenterPoint Energy, Inc.	757	20,447
Dominion Energy Inc.	319	22,783
Edison International	207	14,364
Fortis, Inc. (Canada)	648	21,403
NextEra Energy Partners L.P.	144	6,556
		98,340
Electrical Work – 3.3%
Quanta Services Inc.(1)	393	12,262
Engines & Turbines – 3.7%
Cummins Inc.	102	13,942
Gas & Other Services Combined – 1.7%
Sempra Energy	59	6,497
Mining & Quarrying of Nonmetallic Minerals – 3.3%
MDU Resources Group, Inc.	486	12,130
Natural Gas Distribution – 5.8%
Enbridge, Inc. (Canada)	702	21,839
Natural Gas Transmission – 10.3%
Kinder Morgan, Inc.	1,187	20,203
National Grid plc ADR	114	6,099
Williams Companies Inc.	510	12,408
		38,710
Oil & Gas Field Services – 4.5%
Targa Resources Corp.	324	16,741
Radio & Television Broadcasting & Communications Equipment – 7.7%
Nokia Corporation ADR	2,251	12,651
Qualcomm Incorporated	257	16,163
		28,814
Radiotelephone Communications – 2.8%
Vodafone Group plc ADR	559	10,582
Semiconductors & Related Devices – 3.1%
Microchip Technology Inc.	175	11,512

30 Annual Report | October 31, 2018 | See accompanying Notes to Financial Statements

Miller/Howard Infrastructure Fund

Schedule of Investments (continued)
October 31, 2018

	Shares	Fair Value
Switchgear & Switchboard Apparatus – 3.0%
ABB Ltd ADR	567	$11,374
Telephone Communications (No Radiotelephone) – 9.8%
AT&T Inc.	360	11,045
BT Group plc ADR	358	5,456
CenturyLink, Inc.	299	6,171
Verizon Communications Inc.	132	7,536
Zayo Group Holdings, Inc.(1)	220	6,574
		36,782
Trucking and Courier Services (No Air) – 2.1%
United Parcel Service, Inc.	72	7,671
Water Supply – 3.7%
Aqua America, Inc.	199	6,473
Veolia Environnement ADR	373	7,428
		13,901
Total Common Stock (Cost $404,912)		393,019
Master Limited Partnerships – 6.3%
Natural Gas Transmission – 6.3%
Enterprise Products Partners L.P.	883	23,682
Total Master Limited Partnerships (Cost $22,774)		23,682
Real Estate Investment Trusts (REITs) – 6.7%
American Tower Corporation	71	11,063
Crown Castle International Corp.	130	14,136
Total REITs (Cost $23,934)		25,199
Short-Term Investments – 2.6%
First American Treasury Obligations Fund, 2.11%(2)	9,737	9,737
Total Short-Term Investments (Cost $9,737)		9,737
Total Investments – 120.5% (Cost $461,357)		451,637
Other Assets and Liabilities – (20.5)%		(76,914)
Total Net Assets Applicable to Common Stockholders – 100.0%		$374,723

Note: Percentages indicated are based on the net assets of the Fund.

ADR  American Depository Receipt.

(1)  Non-income producing security.

(2)  Rate indicated is the seven-day yield as of October 31, 2018.

See accompanying Notes to Financial Statements | October 31, 2018 | Annual Report 31

Miller/Howard Funds Trust

Statements of Assets and Liabilities
October 31, 2018

	Miller/Howard Income-Equity Fund	Miller/Howard Drill Bit to Burner Tip® Fund	Miller/Howard Infrastructure Fund
Assets:
Investments in securities, at value(1)	$119,371,723	$6,599,568	$451,637
Receivable from Adviser, net	78,514	24,727	–
Receivable for Fund shares sold	85,000	15,000	–
Receivable for investments sold	5,885,675	1,608,754
Dividends and interest receivable	201,000	13,572	1,448
Other assets	4,805	8,744	7,859
Total Assets	125,626,717	8,270,365	460,944
Liabilities:
Payable for collateral on securities loaned	15,993,413	–	–
Payable for Fund shares redeemed	255,092	–	–
Payable for investments purchased	5,388,304	1,570,521	–
Payable to Adviser, net	–	–	46,491
Accrued administration expense	21,867	14,351	15,611
Other liabilities	120,850	34,312	24,119
Total Liabilities	21,779,526	1,619,184	86,221
Net Assets	$103,847,191	$6,651,181	$374,723
Net Assets consist of:
Paid-in capital	$96,715,431	$6,593,312	$374,349
Total distributable earnings	7,131,760	57,869	374
Net Assets	$103,847,191	$6,651,181	$374,723
Class I
Net assets applicable to outstanding shares	$103,552,164	$5,736,663	$374,723
Shares of beneficial interest outstanding, no par value, unlimited authorization	9,461,674	530,354	36,864
Net asset value per share outstanding	$10.94	$10.82	$10.16
Adviser Share Class
Net assets applicable to outstanding shares	$295,027	$914,518	n/a
Shares of beneficial interest outstanding, no par value, unlimited authorization	26,985	84,457	n/a
Net asset value per share outstanding	$10.93	$10.83	n/a
(1) Investment in securities, at cost	$114,305,007	$6,540,450	$461,357

32 Annual Report | October 31, 2018 | See accompanying Notes to Financial Statements

Miller/Howard Funds Trust

Statements of Operations

	Miller/Howard Income-Equity Fund	Miller/Howard Drill Bit to Burner Tip® Fund	Miller/Howard Infrastructure Fund
	For the Year Ended October 31, 2018	For the Year Ended October 31, 2018	For the Period from February 28, 2018(1) through October 31, 2018
Investment Income:
Dividend income (net of $121,635, $6,468, and $155 foreign withholding tax, respectively)	$3,635,171	$97,962	$6,425
Interest income	31,575	1,973	165
Securities lending income	55,478	–	–
Total Investment Income	3,722,224	99,935	6,590
Expenses:
Advisory fees	765,320	62,292	1,384
Professional fees	367,122	60,229	21,470
Administration fees	137,451	86,403	23,960
Transfer agent fees and expenses	62,272	40,571	17,491
Trustees' fees and expenses	45,509	2,257	52
Shareholder reporting expenses	16,836	1,918	2,497
Custodian fees and expenses	13,363	5,617	5,496
Registration expenses	37,795	35,994	18,018
Distribution fees – Adviser Share Class	567	2,622	–
Miscellaneous	39,574	3,585	349
Total Expenses	1,485,809	301,488	90,717
Management fee waivers and/or expense reimbursements by Adviser	(548,596)	(222,287)	(88,963)
Net expenses	937,213	79,201	1,754
Net Investment Income	2,785,011	20,734	4,836
Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on investments	2,768,170	(17,260)	5,258
Net change in unrealized appreciation (depreciation) on investments	(5,482,545)	(142,126)	(9,720)
Net realized and unrealized gain (loss) on investments	(2,714,375)	(159,386)	(4,462)
Net Increase (Decrease) in Net Assets resulting from Operations	$70,636	$(138,652)	$374

(1) Commencement of operations.

See accompanying Notes to Financial Statements | October 31, 2018 | Annual Report 33

Miller/Howard Funds Trust

Statements of Changes in Net Assets

	Miller/Howard Income-Equity Fund			Miller/Howard Drill Bit to Burner Tip® Fund			Miller/Howard Infrastructure Fund
	For the Year Ended October 31, 2018	For the Year Ended October 31, 2017		For the Year Ended October 31, 2018	For the Year Ended October 31, 2017		For the Period from February 28, 2018(1) through October 31, 2018
From Operations:
Net investment income	$2,785,011	$2,045,684		$20,734	$59,178		$4,836
Net realized gain (loss)	2,768,170	1,970,461		(17,260)	(27,449)		5,258
Net change in unrealized appreciation (depreciation)	(5,482,545)	7,832,812		(142,126)	29,416		(9,720)
Net increase (decrease) in net assets resulting from operations	70,636	11,848,957		(138,652)	61,145		374
Dividends and Distributions to Shareholders from:
Net dividends and distributions – Class I	(4,727,751)	(3,537,720)		(42,602)	(294,743)		–
Net dividends and distributions – Adviser Share Class	(9,791)	(15,963)		–	(10,441)		–
Total dividends and distributions to shareholders	(4,737,542)	(3,553,683	)(2)	(42,602)	(305,184	)(3)	–
Capital share transactions (Note 7)
Proceeds from sale of shares	25,887,343	37,370,174		527,257	1,867,584		374,349
Dividends and distributions reinvested	4,733,649	3,553,683		42,602	305,184		–
Cost of shares redeemed	(28,317,911)	(9,123,625)		(678,729)	(288,319)		–
Net increase (decrease) in net assets resulting from capital share transactions	2,303,081	31,800,232		(108,870)	1,884,449		374,349
Net increase (decrease) in net assets	(2,363,825)	40,095,506		(290,124)	1,640,410		374,723
Net Assets:
Beginning of period	106,211,016	66,115,510		6,941,305	5,300,895		–
End of period	$103,847,191	$106,211,016	(4)	$6,651,181	$6,941,305	(5)	$374,723

(1) Commencement of operations.

(2) Includes net investment income distributions of $2,710,955 and $10,975, and net realized gain distributions of $826,765 and $4,988 for the Class I Shares and Adviser Share Class, respectively.

(3) Includes net investment income distributions of $12,723 for the Class I Shares, and net realized gain distributions of $282,009 and $10,441 for the Class I Shares and Adviser Share Class, respectively.

(4) Includes accumulated undistributed net investment income of $384,022.

(5) Includes accumulated overdistributed net investment income of $42,602.

34 Annual Report | October 31, 2018 | See accompanying Notes to Financial Statements

Miller/Howard Funds Trust

Financial Highlights

	Miller/Howard Income-Equity Fund
	Class I				Adviser Share Class
	For the year ended October 31, 2018	For the year ended October 31, 2017	Period from December 31, 2015(1) through October 31, 2016		For the year ended October 31, 2018	For the year ended October 31, 2017	Period from December 31, 2015(1) through October 31, 2016
Per Common Share Data(2)
Net asset value, beginning of period	$11.44	$10.35	$10.00		$11.44	$10.33	$10.00
Income from Investment Operations
Net investment income (loss)(3)	0.29	0.26	0.14		0.26	0.24	0.11
Net realized and unrealized gains (losses)	(0.30)	1.29	0.35		(0.30)	1.29	0.35
Total from investment operations	(0.01)	1.55	0.49		(0.04)	1.53	0.46
Dividends and distributions
Net investment income	(0.36)	(0.34)	(0.14)		(0.34)	(0.30)	(0.13)
Net realized gain	(0.13)	(0.12)	–		(0.13)	(0.12)	–
Total dividends and distributions	(0.49)	(0.46)	(0.14)		(0.47)	(0.42)	(0.13)
Net asset value, end of period	$10.94	$11.44	$10.35		$10.93	$11.44	$10.33
Total investment return(4)	(0.11)%	15.22%	4.87	%(6)	(0.42)%	15.12%	4.53	%(6)
Supplemental Data and Ratios
Net assets, end of period (000's)	$103,552	$105,935	$65,892		$295	$276	$224
Ratio of expenses to average net assets, before waiver	1.32%	1.40%	2.08	%(5)	1.68%	1.66%	28.42	%(5)
Ratio of expenses to average net assets, after waiver	0.84%	0.99%	1.00	%(5)	1.10%	1.24%	1.25	%(5)
Ratio of net investment income (loss) to average net assets, before waiver	2.00%	2.07%	0.59	%(5)	1.63%	1.92%	(25.88	)%(5)
Ratio of net investment income (loss) to average net assets, after waiver	2.48%	2.48%	1.67	%(5)	2.21%	2.34%	1.29	%(5)
Portfolio turnover rate(7)	76%	30%	38	%(6)	76%	30%	38	%(6)

(1)  Commencement of Operations.

(2)  Information presented relates to a share outstanding for the entire period.

(3)  Per share data based on average shares outstanding during the period.

(4)  Total investment return assumes the reinvestment of dividends and distributions.

(5)  Annualized.

(6)  Not annualized.

(7)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See accompanying Notes to Financial Statements | October 31, 2018 | Annual Report 35

Miller/Howard Funds Trust

Financial Highlights

	Miller/Howard Drill Bit to Burner Tip® Fund
	Class I				Adviser Share Class
	For the year ended October 31, 2018	For the year ended October 31, 2017	Period from December 31, 2015(1) through October 31, 2016		For the year ended October 31, 2018	For the year ended October 31, 2017	Period from December 31, 2015(1) through October 31, 2016
Per Common Share Data(2)
Net asset value, beginning of period	$11.14	$11.57	$10.00		$11.11	$11.53	$10.00
Income from Investment Operations
Net investment income (loss)(3)	0.04	0.11	0.04		0.01	0.13	0.02
Net realized and unrealized gains (losses)	(0.28)	0.10	1.53		(0.29)	0.06	1.51
Total from investment operations	(0.24)	0.21	1.57		(0.28)	0.19	1.53
Dividends and distributions
Net investment income	(0.08)	(0.03)	–		–	–	–
Net realized gain	–	(0.61)	–		–	(0.61)	–
Total dividends and distributions	(0.08)	(0.64)	–		–	(0.61)	–
Net asset value, end of period	$10.82	$11.14	$11.57		$10.83	$11.11	$11.53
Total investment return(4)	(2.20)%	1.53%	15.70	%(6)	(2.52)%	1.39%	15.30	%(6)
Supplemental Data and Ratios
Net assets, end of period (000's)	$5,737	$5,986	$5,187		$915	$956	$114
Ratio of expenses to average net assets, before waiver	4.15%	4.49%	11.17	%(5)	4.38%	4.57%	13.13	%(5)
Ratio of expenses to average net assets, after waiver	1.06%	1.30%	1.30	%(5)	1.31%	1.55%	1.55	%(5)
Ratio of net investment income (loss) to average net assets, before waiver	(2.76)%	(2.27)%	(9.45	)%(5)	(2.99)%	(1.82)%	(11.36	)%(5)
Ratio of net investment income (loss) to average net assets, after waiver	0.32%	0.92%	0.42	%(5)	0.08%	1.20%	0.22	%(5)
Portfolio turnover rate(7)	131%	92%	56	%(6)	131%	92%	56	%(6)

(1)  Commencement of Operations.

(2)  Information presented relates to a share outstanding for the entire period.

(3)  Per share data based on average shares outstanding during the period.

(4)  Total investment return assumes the reinvestment of dividends and distributions.

(5)  Annualized.

(6)  Not annualized.

(7)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

36 Annual Report | October 31, 2018 | See accompanying Notes to Financial Statements

Miller/Howard Funds Trust

Financial Highlights
Period from February 28, 2018(1) through October 31, 2018

	Miller/Howard Infrastructure Fund
	Class I
Per Common Share Data(2)
Net asset value, beginning of period	$10.00
Income from Investment Operations
Net investment income (loss)(3)	0.18
Net realized and unrealized gains (losses)	(0.02)
Total from investment operations	0.16
Net asset value, end of period	$10.16
Total investment return(4)	1.60	%(6)
Supplemental Data and Ratios
Net assets, end of period (000's)	$375
Ratio of expenses to average net assets, before waiver	49.14	%(5)
Ratio of expenses to average net assets, after waiver	0.95	%(5)
Ratio of net investment income (loss) to average net assets, before waiver	(45.57	)%(5)
Ratio of net investment income (loss) to average net assets, after waiver	2.62	%(5)
Portfolio turnover rate(7)	26	%(6)

(1)  Commencement of Operations.

(2)  Information presented relates to a share outstanding for the entire period.

(3)  Per share data based on average shares outstanding during the period.

(4)  Total investment return assumes the reinvestment of dividends and distributions.

(5)  Annualized.

(6)  Not annualized.

(7)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See accompanying Notes to Financial Statements | October 31, 2018 | Annual Report 37

Miller/Howard Funds Trust

Notes to Financial Statements
October 31, 2018

1. Organization

Miller/Howard Funds Trust ("Trust") was formed as a Delaware statutory trust on November 23, 2015, and is registered under the Investment Company Act of 1940 ("1940 Act") as an open-end management investment company. The Trust consists of three series, the Miller/Howard Income-Equity Fund ("Income-Equity Fund"), the Miller/Howard Drill Bit to Burner Tip® Fund ("Drill Bit to Burner Tip® Fund"), and the Miller/Howard Infrastructure Fund ("Infrastructure Fund"). Each series of the Trust is a separate investment portfolio and may be referred to herein individually as a "Fund," or together as the "Funds." The Funds are managed by MHI Funds, LLC ("MHI LLC" or the "Adviser"). The Income-Equity Fund and the Drill Bit to Burner Tip® Fund commenced operations on December 31, 2015. The Infrastructure Fund commenced operations on February 28, 2018.

The primary investment objective of the Income-Equity Fund is to seek current income, and, secondarily, long-term total return. The Income-Equity Fund seeks to achieve its investment objective by investing primarily in a diversified portfolio of equity securities. Under normal circumstances, the Income-Equity Fund will invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in dividend or distribution paying equity securities.

The investment objective of the Drill Bit to Burner Tip® Fund is capital appreciation with income as a secondary objective. Under normal circumstances, the Drill Bit to Burner Tip® Fund will invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in securities that seek to participate in all phases of the North American energy value chain.

The investment objective of the Infrastructure Fund is to seek current income and long-term capital appreciation. Under normal market conditions, the Infrastructure Fund will invest as least 80% of its net assets (plus the amount of any borrowings for investment purposes) in exchange listed infrastructure companies including water, gas and electric utilities, waste, communication and telecom, internet, energy infrastructure, transportation and logistics, and renewable energy.

The Income-Equity Fund and the Drill Bit to Burner Tip® Fund each offer two classes of shares: Class I and Adviser Share Class. The Infrastructure Fund offers Class I shares. No information is provided in this report for the Infrastructure Fund Adviser Share Class because shares of that class have not yet been issued as of October 31, 2018. None of the classes have a front-end sales charge.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trust in preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America ("U.S. GAAP"). The Trust is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") Topic 946, Investment Companies.

38 Annual Report | October 31, 2018

Miller/Howard Funds Trust

Notes to Financial Statements (continued)
October 31, 2018

A. Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, recognition of distribution income and disclosure of contingent assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

B. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at "fair value" as determined in accordance with procedures established by and under the general supervision of the Trust's Board of Trustees ("Board").

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. ("NASDAQ")) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the current bid and asked price. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter ("OTC") market put or call options are valued at the mean between the current bid and ask prices. If either a current bid or current ask price is unavailable, the Adviser will have discretion to determine the best valuation (e.g., last trade price in the case of listed options). Other securities may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, and analysis of the issuer's financial statements or other available documents. In addition, the Funds may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Funds value their securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities.

C. Fair Value Measurement

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. A three-tier hierarchy is utilized to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for

October 31, 2018 | Annual Report 39

Miller/Howard Funds Trust

Notes to Financial Statements (continued)
October 31, 2018

disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. For example, market participants would consider the risk inherent in a particular valuation technique used to measure fair value, such as a pricing model, and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability and are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability and are developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Funds' own assumptions in determining the fair value of investments)

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

As of October 31, 2018, the Funds' assets carried at fair value were classified as follows:

Income-Equity Fund
Investments in Securities(a)	Total	Level 1	Level 2	Level 3
Common Stock	$89,754,148	$89,754,148	$–	$–
Master Limited Partnerships	6,280,551	6,280,551	–	–
Real Estate Investment Trusts	6,408,241	6,408,241	–	–
Short-Term Investment(b)	935,370	935,370	–	–
Investments Purchased as Securities Lending Collateral(c)	15,993,413	–	–	–
Total Investments in Securities	$119,371,723	$103,378,310	$–	$–

40 Annual Report | October 31, 2018

Miller/Howard Funds Trust

Notes to Financial Statements (continued)
October 31, 2018

Drill Bit to Burner Tip® Fund
Investments in Securities(a)	Total	Level 1	Level 2	Level 3
Common Stock	$4,913,257	$4,913,257	$–	$–
Master Limited Partnerships	1,626,659	1,626,659	–	–
Short-Term Investment(b)	59,652	59,652	–	–
Total Investments in Securities	$6,599,568	$6,599,568	$–	$–
Infrastructure Fund
Investments in Securities(a)	Total	Level 1	Level 2	Level 3
Common Stock	$393,019	$393,019	$–	$–
Master Limited Partnerships	23,682	23,682	–	–
Real Estate Investment Trusts	25,199	25,199	–	–
Short-Term Investment(b)	9,737	9,737	–	–
Total Investments in Securities	$451,637	$451,637	$–	$–

(a) All industry classifications are identified in the Schedule of Investments.

(b) Short-term investment is a sweep investment for cash balances in the Fund at October 31, 2018.

(c) Certain investments that are measured at fair value using the net asset value per share (or its equivalent) have not been categorized in the fair value hierarchy in accordance with ASC 820. The fair value amounts presented in the table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statement of Assets and Liabilities.

The Funds did not hold any Level 2 or Level 3 securities during the year ended October 31, 2018.

D. Security Transactions and Investment Income

Security transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains and losses are reported on a specific identified cost basis. Interest income is recognized on the accrual basis. Dividend income and distributions are recognized on the ex-dividend date, and withholding taxes on foreign dividends have been provided for in accordance with the Funds' understanding of the applicable country's tax rules and rates.

The Funds may hold the securities of real estate investments trusts ("REITs"). Distributions from such investments may include income, capital gains and return of capital. The Funds may also hold the securities of master limited partnerships ("MLPs"). Distributions from such investments may include income and return of capital. The actual character of amounts received during the year is not known until after the REIT and MLP fiscal year ends. The Funds record the character of distributions received from REITs and MLPs during the period based on estimates available. The characterization of distributions received by the Funds may be subsequently revised based on the information received from the REITs and MLPs after their tax reporting periods conclude.

E. Allocation of Income, Expenses, and Gains/Losses

Income, expenses (other than those deemed to be attributable to a specific share class), and realized and unrealized gains and losses of each Fund are allocated to each class of shares based upon the ratio of net assets represented by each class to the net assets of that Fund. Expenses deemed directly attributable to a specific class of shares are charged against the operations of such class. Most Fund expenses are allocated by class based on relative net assets.

October 31, 2018 | Annual Report 41

Miller/Howard Funds Trust

Notes to Financial Statements (continued)
October 31, 2018

F. Foreign Currency Translation

The books and records of the Funds are maintained in U.S. dollars. Foreign currency transactions are translated into U.S. dollars on the following basis: (i) market value of investment securities, assets and liabilities at the daily rates of exchange, and (ii) purchases and sales of investment securities, dividend and interest income, and certain expenses at the rates of exchange prevailing on the respective dates of such transactions. For financial reporting purposes, the Funds do not isolate changes in the exchange rate of investment securities from the fluctuations arising from changes in the market prices of securities. However, for Federal income tax purposes, the Funds do isolate and treat as ordinary income the effect of changes in foreign exchange rates on realized gain or loss from the sale of investment securities, and payables and receivables arising from trade-date and settlement-date differences.

G. Dividends and Distributions to Shareholders

The Income-Equity Fund and Infrastructure Fund intend to make regular cash distributions of all or a portion of their investment company taxable income (which includes ordinary income and short-term capital gains) to shareholders. Each Fund intends to make annual distributions of its "net capital gain" (which is the excess of net long-term capital gains over net short-term capital losses). The Funds will pay common shareholders annually, at least 90% of their investment company taxable income. Various factors will affect the level of each Fund's investment company taxable income, such as its asset mix. As a result, the distributions paid by the Income-Equity Fund and the Infrastructure Fund for any particular period may be more or less than the amount of income actually earned by such Fund during that period. The tax composition of the Funds' distributions for each calendar year will be determined subsequent to October 31.

Dividends from net investment income and distributions from realized gains from investment transactions have been determined in accordance with Federal income tax regulations and may differ from net investment income and realized gains recorded by the Funds for financial reporting purposes. These differences, which could be temporary or permanent in nature, may result in reclassification of dividends; however, net investment income, net realized gains and losses, and net assets are not affected.

H. Federal Income Taxation

The Income-Equity Fund and Drill Bit to Burner Tip® Fund have elected, and the Infrastructure Fund intends to elect, to be treated as, and to qualify each year for, special tax treatment afforded to, a regulated investment company ("RIC") under Subchapter M of the Internal Revenue Code ("IRC"). In order to qualify as a RIC, each Fund must, among other things, satisfy income, asset diversification and distribution requirements. As long as it so qualifies, each Fund will not be subject to U.S. federal income tax to the extent that it distributes annually its investment company taxable income (which includes ordinary income and short-term capital gain) and its net capital gain. Each Fund intends to distribute at least annually, substantially all

42 Annual Report | October 31, 2018

Miller/Howard Funds Trust

Notes to Financial Statements (continued)
October 31, 2018

of such income and gain. If a Fund retains any investment company taxable income or net capital gain, it will be subject to U.S. federal income tax on the retained amount at regular corporate tax rates. In addition, if a Fund fails to qualify as a RIC for any taxable year, it will be subject to U.S. federal income tax on all of its income and gains at regular corporate tax rates.

I. Indemnifications

Under the Trust's organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust may enter into contracts that provide general indemnification to other parties. The Trust's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred, and may not occur.

J. New Accounting Pronouncements

In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update 2018-13 "Changes to the Disclosure Requirements for Fair Value Measurement" which modifies disclosure requirements for fair value measurements. The guidance is effective for fiscal years beginning after December 15, 2019 and for interim periods within those fiscal years. Management is currently evaluating the impact of this guidance to the Funds.

3. Agreements and Related Party Transactions

The Trust has entered into an investment advisory agreement with the Adviser. Under the terms of the agreement, each Fund pays the Adviser a fee, payable at the end of each month, at an annual rate, set forth in the table below, of the respective Fund's average daily net assets.

Income-Equity Fund	0.65%
Drill Bit to Burner Tip® Fund	0.80%
Infrastructure Fund	0.75%

The Adviser has entered into a written expense limitation agreement with the Trust on behalf of each Fund (the "Expense Limitation Agreement"). The expense limitations exclude interest, taxes, brokerage commissions, and other extraordinary expenses not incurred in the ordinary course of the Funds' business. Pursuant to an amended Expense Limitation Agreement dated February 28, 2018, the Adviser contractually agreed to waive advisory fees and, if necessary, reimburse expenses in order to limit total annual fund operating expenses in the case of the Income-Equity Fund to 0.78% for Class I and 1.03% for the Adviser Share Class, in the case of the Drill Bit to Burner Tip® Fund to 0.95% for Class I and 1.20% for the Adviser Share Class, and in the case of the Infrastructure Fund to 0.95% for Class I and 1.20% for the Adviser Share Class. Prior to February 28, 2018, the Income-Equity Fund limited annual fund operating expenses to 0.95% for Class I and 1.20% for the Adviser Share Class, and the Drill Bit to Burner Tip® Fund limited annual fund operating expenses to 1.30% for Class I and 1.55% for the Adviser Share Class. The amended Expense Limitation Agreement will continue in effect until February 28, 2020, and may be terminated or modified prior to February 28, 2019 only with the approval of the Board.

October 31, 2018 | Annual Report 43

Miller/Howard Funds Trust

Notes to Financial Statements (continued)
October 31, 2018

The Adviser shall be entitled to reimbursement by each Fund, in whole or in part, of the investment management fees waived or reduced, and other payments remitted by the Adviser to the Fund during any of the previous 36 months less any reimbursement previously paid by such Fund to the Adviser, provided that the respective Fund is able to make the repayment without exceeding the Fund's expense limitation. The Adviser's waived fees and reimbursed expenses that are subject to potential recoupment are as follows:

Period Incurred	Management Fees Waived and Expenses Reimbursed	Amount Recouped	Amount Subject to Potential Recoupment	Expiration Date(a)
Income-Equity Fund
Period from December 31, 2015 to October 31, 2016	$429,194	$–	$429,194	October 31, 2019
For the year ended October 31, 2017	$358,334	$–	$358,334	October 31, 2020
For the year ended October 31, 2018	$548,596	$–	$548,596	October 31, 2021
Drill Bit to Burner Tip® Fund
Period from December 31, 2015 to October 31, 2016	$262,908	$–	$262,908	October 31, 2019
For the year ended October 31, 2017	$199,024	$–	$199,024	October 31, 2020
For the year ended October 31, 2018	$222,287	$–	$222,287	October 31, 2021
Infrastructure Fund
Period from February 28, 2018 to October 31, 2018	$88,963	$–	$88,963	October 31, 2021

(a) Represents the latest date upon which eligibility for recoupment of management fee waivers/expense reimbursements will expire.

Foreside Fund Services, LLC is the Trust's distributor and principal underwriter ("the Distributor"). The Trust has adopted a plan of distribution under Rule 12b-1 of the 1940 Act applicable to the Adviser Share Class of each Fund. Under the plan, 12b-1 distribution fees at an annual rate of 0.25% of average daily net assets of the Adviser Share Class shares are paid to the Distributor or others for distribution and shareholder services. For the year ended October 31, 2018 the Income-Equity Fund and Drill Bit to Burner Tip® Fund incurred $567 and $2,622, respectively, in distribution fees.

U.S. Bank Global Fund Services serves as the Funds' administrator and fund accountant, and transfer agent.

U.S. Bank, N.A. serves as the Funds' custodian.

One of the Trust's Trustees is an employee of the Adviser.

44 Annual Report | October 31, 2018

Miller/Howard Funds Trust

Notes to Financial Statements (continued)
October 31, 2018

4. Income Taxes

It is each Fund's intention to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

The tax character of dividends paid to shareholders during the year ended October 31, 2018, was as follows:

Income-Equity Fund
Ordinary Income*	Net Long Term Capital Gains	Total Distributions Paid
$3,469,202	$1,268,340	$4,737,542

* Amount includes net investment income and short term capital gains of $211,795.

Drill Bit to Burner Tip® Fund
Ordinary Income	Net Long Term Capital Gains	Total Distributions Paid
$42,602	$–	$42,602

There were no dividends paid to shareholders for the Infrastructure Fund.

The amount and character of income and capital gain distributions to be paid, if any, are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. These differences are primarily due to differences in the timing of recognition of gains or losses on investments. Permanent book and tax basis differences, if any, may result in reclassifications to distributable earnings and additional paid-in capital. Accordingly, on October 31, 2018, for the Income-Equity Fund, distributable earnings were decreased by $24,201 and paid in capital was increased by $24,201. In the Drill Bit to Burner Tip® Fund, distributable earnings were increased by $138 and paid in capital was decreased by $138. In the Infrastructure Fund, distributable earnings and paid in capital remained unchanged. These reclassifications have no effect on the net assets of the Funds.

The following information is provided on a tax basis as of October 31, 2018:

	Income-Equity Fund	Drill Bit to Burner Tip® Fund	Infrastructure Fund
Cost of investments	$114,250,907	$6,564,956	$461,464
Gross unrealized appreciation	$10,236,748	$279,842	$15,542
Gross unrealized depreciation	(5,115,932)	(245,230)	(25,369)
Net unrealized appreciation (depreciation)	5,120,816	34,612	(9,827)
Undistributed ordinary income	–	13,306	10,201
Undistributed long term gains	2,010,944	9,951	–
Distributable earnings	2,010,944	23,257	10,201
Total accumulated gain/(loss)	$7,131,760	$57,869	$374

October 31, 2018 | Annual Report 45

Miller/Howard Funds Trust

Notes to Financial Statements (continued)
October 31, 2018

Each Fund recognizes the tax benefits of uncertain tax positions only where the position is "more likely than not" to be sustained assuming examination by tax authorities. Management has analyzed each Fund's tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions expected to be taken on U.S. tax returns and state tax returns of each Fund. All tax years since commencement of operations remain subject to examination by the tax authorities in the United States. Each Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months. It is each Fund's policy to record interest and penalties related to uncertain tax benefits as a component of income taxes, as appropriate.

5. Investment Transactions

The cost of security purchases and the proceeds from security sales (excluding short-term securities) for the year ended October 31, 2018, were as follows:

	Purchases	Sales
Income-Equity Fund	$83,861,030	$83,037,258
Drill Bit to Burner Tip® Fund	9,185,879	9,259,873
Infrastructure Fund	$536,270	$88,158

6. Credit Facility

U.S. Bank, N.A. (the "Bank") has made available to the Trust, a credit facility, pursuant to a separate Loan and Security Agreement, for temporary or extraordinary purposes. The maximum line of credit as of October 31, 2018 for the Trust is $15,000,000. Advances are not collateralized by a first lien against a Fund's assets. As of October 31, 2018, the Fund did not have an amount outstanding on the credit facility, and did not use the credit facility during the year ended October 31, 2018.

7. Securities Lending

The Income-Equity Fund may lend up to 33 1/3% of the value of the securities in its portfolio to brokers, dealers and financial institutions (but not individuals) under terms of participation in a securities lending program administered by U.S. Bank N.A. ("the Custodian" or "lending agent"). The securities lending agreement requires that loans are collateralized at all times in an amount equal to at least 102% of the value of any loaned securities at the time of the loan, plus accrued interest. The Income-Equity Fund receives income from securities lending from fees paid to the Fund by the borrowers and/or from the reinvestment of the cash collateral. Funds typically compensate their lending agents with a share of the revenue generated by the lending program, and may pay lending agents an additional fee for managing the cash collateral reinvestment. The amount of security lending income depends on a number of factors including the type of security and length of the loan. The Income-Equity Fund continues to receive dividends on the securities loaned during the borrowing period. Gain or loss in the fair value of securities loaned that may occur during the term of the loan will be for the account of the Income-Equity Fund. The Income-Equity Fund has the right under the terms of the

46 Annual Report | October 31, 2018

Miller/Howard Funds Trust

Notes to Financial Statements (continued)
October 31, 2018

securities lending agreement to recall the securities from the borrower on demand. The cash collateral is invested by the Custodian in accordance with approved investment guidelines. Those guidelines require the cash collateral to be invested in readily marketable, high quality, short-term obligations; however, such investments are subject to risk of payment delays or default on the part of the issuer or counterparty or otherwise may not generate sufficient interest to support the cost associated with lending. The Income-Equity Fund could also experience delays in recovering its securities and possible loss of income or value if the borrower fails to return the borrowed securities, although the Income-Equity Fund is indemnified from these risks by contract with the Custodian.

As of October 31, 2018 the value of securities on loan and payable for collateral due to broker were $15,646,072 and $15,993,413, respectively, for the Income-Equity Fund.

The cash collateral received was invested in the Mount Vernon Liquid Assets Portfolio, LLC ("Portfolio") as shown on the Schedule of Investments. The Portfolio is a private fund that invests in high-quality, short term investments, similar to a money market fund. However, the Portfolio is not registered with the Securities and Exchange Commission ("SEC") and is not required to meet the regulatory requirements of a money market fund registered with the SEC. The Portfolio is only offered to participants in the Custodian's security lending program.

Securities lending income earned (net of applicable fees) and recognized by the Income-Equity Fund during the year ended October 31, 2018, aggregated $55,478.

8. Capital Share Transactions

Income-Equity Fund
	For the Year Ended October 31, 2018		For the Year Ended October 31, 2017
	Shares	Amount	Shares	Amount
Class I:
Shares sold	2,184,845	$25,653,318	3,343,919	$36,694,377
Shares issued in reinvestment of dividends	407,214	4,723,857	322,467	3,537,719
Shares redeemed	(2,388,329)	(28,096,824)	(775,254)	(8,453,715)
Net increase (decrease)	203,730	2,280,351	2,891,132	31,778,381
Beginning of period	9,257,944	94,136,487	6,366,812	62,358,106
End of period	9,461,674	$96,416,838	9,257,944	$94,136,487
Adviser Share Class:
Shares sold	20,933	$234,025	61,587	$675,797
Shares issued in reinvestment of dividends	846	9,792	1,467	15,964
Shares redeemed	(18,942)	(221,087)	(60,562)	(669,910)
Net increase (decrease)	2,837	22,730	2,492	21,851
Beginning of period	24,148	251,820	21,656	229,969
End of period	26,985	$274,550	24,148	$251,820

October 31, 2018 | Annual Report 47

Miller/Howard Funds Trust

Notes to Financial Statements (continued)
October 31, 2018

Drill Bit to Burner Tip® Fund
	For the Year Ended October 31, 2018		For the Year Ended October 31, 2017
	Shares	Amount	Shares	Amount
Class I:
Shares sold	18,751	$220,935	72,039	$822,611
Shares issued in reinvestment of dividends	3,701	42,602	25,213	294,743
Shares redeemed	(29,276)	(341,930)	(8,555)	(96,817)
Net increase (decrease)	(6,824)	(78,393)	88,697	1,020,537
Beginning of period	537,178	5,726,167	448,481	4,705,630
End of period	530,354	$5,647,774	537,178	$5,726,167
Adviser Share Class:
Shares sold	27,142	$306,322	92,673	$1,044,973
Shares issued in reinvestment of dividends	–	–	895	10,441
Shares redeemed	(28,746)	(336,799)	(17,374)	(191,502)
Net increase (decrease)	(1,604)	(30,477)	76,194	863,912
Beginning of period	86,061	976,255	9,867	112,343
End of period	84,457	$945,778	86,061	$976,255
Infrastructure Fund
	For the Period from February 28, 2018(a) to October 31, 2018
	Shares	Amount
Class I:
Shares sold	36,864	$374,349
Shares issued in reinvestment of dividends	–	–
Shares redeemed	–	–
Net increase (decrease)	36,864	374,349
Beginning of period	–	–
End of period	36,864	$374,349

(a) Commencement of operations.

9. Subsequent Events

In preparing these financial statements, the Fund has evaluated events and transactions for potential recognition or disclosure resulting from subsequent events after the Statements of Assets and Liabilities date of October 31, 2018 through the date the financial statements were available for issue. This evaluation did not result in any subsequent events that necessitated disclosure and/or adjustments.

48 Annual Report | October 31, 2018

Miller/Howard Funds Trust

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of Miller/Howard Funds Trust:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of Miller/Howard Funds Trust, comprising the Miller/Howard Income-Equity Fund, the Miller/Howard Drill Bit to Burner Tip® Fund, and the Miller/Howard Infrastructure Fund (collectively, the "Funds"), including the schedules of investments, as of October 31, 2018, the related statements of operations, changes in net assets, and the financial highlights for the periods indicated in the table below, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the Funds listed above constituting the Miller/Howard Funds Trust as of October 31, 2018, and the results of their operations, the changes in their net assets, and the financial highlights for the periods listed in the table below, in conformity with accounting principles generally accepted in the United States of America.

Individual Fund Comprising the Miller/Howard Funds Trust	Statement of Operations	Statements of Changes in Net Assets	Financial Highlights
Miller/Howard Income-Equity Fund	For the year ended October 31, 2018	For the years ended October 31, 2018 and 2017	For the years ended October 31, 2018, 2017, and the period from December 31, 2015 (commencement of operations) through October 31, 2016
Miller/Howard Drill Bit to Burner Tip® Fund	For the year ended October 31, 2018	For the years ended October 31, 2018 and 2017	For the years ended October 31, 2018, 2017, and the period from December 31, 2015 (commencement of operations) through October 31, 2016
Miller/Howard Infrastructure Fund	For the period from February 28, 2018 (commencement of operations) through October 31, 2018

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on the Funds' financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due

October 31, 2018 | Annual Report 49

Miller/Howard Funds Trust

Report of Independent Registered Public Accounting Firm (continued)

to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2018, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Milwaukee, Wisconsin
December 21, 2018

We have served as the auditor of one or more Miller/Howard Investments Inc.'s investment companies since 2014.

50 Annual Report | October 31, 2018

Miller/Howard Funds Trust

Additional Information
October 31, 2018
(unaudited)

Trustees and Officer Compensation

The Funds do not compensate any of its Trustees who are "interested persons," as defined in Section 2(a)(19) of the 1940 Act. For the period from November 1, 2017 through October 31, 2018, the aggregate compensation paid by the Funds to the independent Trustees was $60,500. The Funds did not pay any special compensation to any of their Trustees or officers.

Forward-Looking Statements

This report contains "forward-looking statements" within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934. By their nature, all forward-looking statements involve risks and uncertainties, and actual results could differ materially from those contemplated by the forward-looking statements. Several factors that could materially affect the Funds' actual results are the performance of the portfolio of investments held by it, the conditions in the U.S. and international financial markets, and other factors discussed in filings with the SEC.

Proxy Voting Policies

The Board of Trustees of the Trust has delegated the voting of proxies for Funds' securities to the Adviser pursuant to the Adviser's proxy voting policies and procedures. Under these policies and procedures, the Adviser will vote proxies related to Fund securities in the best interests of the Funds and their shareholders.

A description of the policies and procedures the Funds used to determine how to vote proxies relating to portfolio securities owned by the Funds and information regarding how the Funds voted the proxies related to the portfolio of securities during the period ended June 30, 2018 are available without charge by visiting the Funds' web site at www.mhifunds.com. You can access this information on the SEC's web site at www.sec.gov.

Form N-Q

The Trust will file its complete schedule of portfolio holdings for the first and third quarters of each fiscal year with the SEC on Form N-Q. The Trust's Form N-Q will be available without charge upon request by calling the Trust at 1-844-MHFUNDS or by visiting the SEC's web site at www.sec.gov. In addition, you may review and obtain a copy of the Trusts' Form N-Q at the SEC's Public Reference Room in Washington D.C. You may obtain information on the operation of the Public Reference Room by calling (800) SEC-0330.

Prospectus and Statement of Additional Information ("SAI")

The Statement of Additional Information ("SAI") includes additional information about the Funds and is available upon request without charge by calling the Funds at 1-844-MHFUNDS or by visiting the SEC's web site at www.sec.gov.

October 31, 2018 | Annual Report 51

Miller/Howard Funds Trust

Additional Information (continued)
October 31, 2018
(unaudited)

Tax Information

The Income-Equity Fund designates 99% of its ordinary income distribution for the year ended October 31, 2018 as qualified dividend income, 60% of the dividends paid from net ordinary income qualify for the dividends received reduction available to corporate stockholders and 8% of its taxable ordinary income distributions as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(C).

The Drill Bit to Burner Tip® Fund designates 100% of its ordinary income distribution for the year ended October 31, 2018 as qualified dividend income and 100% of the dividends paid from net ordinary income qualify for the dividends received reduction available to corporate stockholders.

52 Annual Report | October 31, 2018

Miller/Howard Funds Trust

Trustees and Officers
October 31, 2018
(unaudited)

Name, Age and Address	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex(1) Overseen by Director	Other Directorships/ Trusteeships Held
Independent Trustee
James E. Hillman (Born March 1957) P.O. Box 549 10 Dixon Ave., Woodstock, NY 12498	Lead Independent Trustee	Since 2015	CFO and Treasurer, Notre Dame School	4	Value Line Mid Cap Focused Fund, Inc.
Value Line Income and Growth Fund, Inc.
Value Line Premier Growth Fund, Inc.
Value Line Larger
Companies Focused Fund, Inc.
Value Line Centurion Fund, Inc.
The Value Line Tax Exempt Fund, Inc.
Value Line Core
Bond Fund
Value Line Small Cap Opportunities Fund, Inc.
Value Line Asset Allocation Fund, Inc.
Value Line Funds Investment Trust
Value Line Defensive Strategies Fund
Value Line Funds Variable Trust
Value Line Strategic Asset Management Trust
Value Line VIP Equity Advantage Fund

(1) The "Fund Complex" includes each registered investment company for which the Adviser serves as an investment adviser. As of October 31, 2018, there were four funds in the Fund Complex.

October 31, 2018 | Annual Report 53

Miller/Howard Funds Trust

Trustees and Officers (continued)
October 31, 2018
(unaudited)

Name, Age and Address	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex(1) Overseen by Director	Other Directorships/ Trusteeships Held
Roger Conrad (Born July 1961) P.O. Box 549 10 Dixon Ave., Woodstock, NY 12498	Independent Trustee	Since 2015	Managing Director and Editor, Capitalist Times LLC; Managing Director, Halcyon Capital LLC; prior to January 2014, Investment Manager and Investment Committee Member, Leeb Capital Management; prior to April 2013, Editor, Investing Daily	4	None
Charles I. Leone (Born July 1961) P.O. Box 549 10 Dixon Ave., Woodstock, NY 12498	Independent Trustee	Since 2015	CFO and CCO of Oribel Capital Management, L.P. and related affiliates; CFO and CCO, Taurasi Capital Management LLC and Taurasi Capital GP LLC (2012-2015); prior to 2012, CFO and COO, CACEIS (USA) Inc.	4	None
Interested Trustees and Officer
Lowell G. Miller (Born July 1948) P.O. Box 549 10 Dixon Ave., Woodstock, NY 12498	Chairman of the Board, Trustee	Since 2015	Chief Investment Officer, MHI Funds, LLC; Chief Investment Officer, Miller/Howard Investments Inc.; President and Chairman of the Board, Miller/Howard High Income Equity Fund.	4	None

(1) The "Fund Complex" includes each registered investment company for which the Adviser serves as an investment adviser. As of October 31, 2018, there were four funds in the Fund Complex.

54 Annual Report | October 31, 2018

Miller/Howard Funds Trust

Trustees and Officers (continued)
October 31, 2018
(unaudited)

Name, Age and Address	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years
Officers
Paul Brook(1) (Born August 1953) P.O. Box 549 10 Dixon Ave., Woodstock, NY 12498	Chief Financial Officer	Since 2015

Chief Financial Officer, MHI Funds, LLC; Chief Financial Officer, Miller/Howard Investments Inc. and Miller/Howard High Income Equity Fund; Prior to September 2015, Chief Compliance Officer, Miller/Howard Investments Inc.; Prior to February 2015, Principal, Compliance Solutions Associates.

Dana J. Troxell, Jr. (Born October 1961) P.O. Box 549 10 Dixon Ave., Woodstock, NY 12498	Secretary	Since 2018	Secretary, Miller/Howard Funds Trust, President, Miller/Howard Investments Inc.
John E. Leslie III (Born February 1960) P.O. Box 549 10 Dixon Ave., Woodstock, NY 12498	Vice President	Since 2015	Portfolio Manager/Research Analyst, Miller/Howard Investments Inc.; Vice President, Miller/Howard High Income Equity Fund
Charles Atkins (Born March 1975) P.O. Box 549 10 Dixon Ave., Woodstock, NY 12498	Chief Compliance Officer	Since 2018	Chief Compliance Officer, MHI Funds, LLC; Chief Compliance Officer, Miller/Howard Investments Inc.; Prior to 2018, Director of Performance and Data Analytics, Miller/Howard Investments, Inc.
Brian Helhoski Born September 1966 P.O. Box 549 10 Dixon Ave., Woodstock, NY 12498	Chief Financial Officer	Since 2019	Chief Financial Officer, Miller/Howard Investments Inc. (since 2018), Controller, Miller/Howard Investments Inc. (2016-2018), Controller, SunWize Technologies/EcoClean Solar (prior to 2016)

(1) Resigned as of January 1, 2019. Will be replaced by Brian Helhoski.

October 31, 2018 | Annual Report 55

Miller/Howard Funds Trust

Privacy Policy
(unaudited)

Privacy Policy

In order to conduct its business, Income-Equity Fund, Drill Bit to Burner Tip® Fund and Infrastructure Fund, through their transfer agent, US Bank Global Fund Services, collect and maintain certain nonpublic personal information about their shareholders of record with respect to transactions in shares of the Funds' securities. This information includes the shareholder's name and address, taxpayer identification number, share ownership and/or history, and dividend elections. The Funds do not collect or maintain personal information about its shareholders whose shares are held in "street name" by a financial institution such as a bank or broker.

The Funds do not disclose any nonpublic personal information about the Funds' shareholders or former shareholders to third parties unless necessary to process a transaction, service an account or as otherwise permitted by law.

To protect your personal information, the Funds restrict access to nonpublic personal information about the Funds' shareholders to those employees who need to know that information to provide services to the Funds' shareholders. The Funds also maintain physical, electronic and procedural safeguards to protect your nonpublic personal information.

56 Annual Report | October 31, 2018

Miller/Howard Funds Trust

Board Consideration and Approval of Investment Advisory Agreement
(unaudited)

At a Board Meeting held on July 31, 2018, the Board of Trustees of the Miller/Howard Funds Trust (the "Trustees") approved the then current as well as the new Investment Advisory Agreement between each Fund and the Adviser (the "Agreement").

MHI Funds, LLC, the investment adviser to the Miller/Howard Funds Trust (and together with Miller/Howard, "Miller/Howard of the "Adviser") is a wholly owned subsidiary of Miller/Howard. Upon completion of the transaction, the ESOP will hold in trust, through an institutional trustee, all of the equity exclusively for the benefit of all current and future employees of Miller/Howard (the "ESOP Conversion"). The ESOP Conversion, which required each Fund's shareholders to approve a New Investment Advisory Agreement with the Adviser, was completed on November 15, 2018.

In determining whether to approve the Agreement, the Trustees, including all of the Independent Trustees, during the course of the Board Meetings held on July 31, 2018 reviewed and considered, among other items: (1) a review of the Trustees' fiduciary duties and responsibilities and the factors the Trustees should consider in evaluating of each Agreement (2) information regarding the investment performance of each Fund and performance information for each Fund's relevant peer group. (3) information comparing each Fund's Advisory fees and expenses to those of their relevant peer group. (4) the Adviser's complete Form ADV; (5) information concerning the Advisers' financial condition including the Advisers' most recent audited financial statements, business, operations, portfolio management teams, and succession planning strategies; and (6) presentations by representatives of the Adviser describing (i) the nature, extent and quality of the Adviser's services to be provided to each Fund; (ii) the experience and qualifications of the personnel providing those services, (iii) the Adviser's performance information for other Adviser products; (iv) the Adviser's assets under management and client descriptions; (v) the Adviser's soft dollar commission and trade allocation policies, including information on the types of research and services obtained in connection with soft dollar commissions; (vi) the Advisory fee arrangements with each Fund and other clients advised by the Adviser; (vii) compliance program information; (viii) the Adviser's financial information and profitability analysis related to providing service to each Fund; (ix) fees and other benefits; (x) methodologies to allocate securities among each Fund and Miller/Howard's other clients; (xi) litigation; (xii) breakpoints; and (xiii) the extent to which economies of scale are relevant to each Fund. In determining whether to approve each Agreement, the Trustees, including the Independent Trustees, reviewed and considered the materials presented at the meeting.

Regarding the investment performance of the Miller/Howard Drill Bit to Burner Tip® Fund ("Drill Bit to Burner Tip") versus the Fund's peer group, it was noted that Drill Bit to Burner Tip underperformed the peer group based on net asset value returns for the 9-month and 1-year periods ended June 30, 2018 but that the more recent performance for the 3-and 6-month periods had improved. Regarding the Drill Bit to Burner Tip's advisory fees and expenses as compared to those of its peer group, it was noted that the Drill Bit to Burner Tip Fund's 0.80%

October 31, 2018 | Annual Report 57

Miller/Howard Funds Trust

Board Consideration and Approval of Investment Advisory Agreement
(unaudited)

advisory fee is at the peer group median while total Drill Bit to Burner Tip's gross expenses were higher than the peer group median but net expenses were below the peer group median.

Regarding the investment performance of the Miller/Howard Income-Equity Fund ("Income-Equity) versus the Fund's peer group, it was noted that the Income-Equity Fund underperformed the peer group median based on net asset value returns for the 3- and 9-month and 1-year periods ended June 30, 2018. It was noted that the performance for the 6-month period had been above the median. Regarding the Income-Equity's advisory fees and expenses as compared to those of its peer group, it was noted that the Income-Equity Fund's 0.65% advisory fee is below the peer group median while total Income-Equity Fund gross expenses were higher than the peer group median but net expenses were at the peer group median

Regarding the investment performance of the Miller/Howard Infrastructure Fund ("Infrastructure") versus the Fund's peer group, it was noted that the Infrastructure Fund was too new to meaningfully compare its performance to its peers. Regarding the Infrastructure's advisory fees and expenses as compared to those of its peer group, it was noted that the Infrastructure Fund's 0.75% advisory fee is at the peer group median while total Fund gross expenses were higher than the peer group median but net were below the peer group median;

The Trustees discussed the materials and the Adviser's presentations and deliberated on the approval of each Agreement in light of this information. In their deliberations, the Trustees did not focus on any one piece of information that was all-important or controlling.

The Trustees, including the Independent Trustees, reached the following conclusions, among others, regarding the Adviser and the respective approvals: the Adviser has the capabilities, resources and personnel necessary to advise each Fund; the Trustees are satisfied with the quality of services to be provided by the Adviser in advising each Fund; the Advisory fee for each Fund is reasonable; the proposed total annual portfolio operating expenses to be paid by each Fund is reasonable; the profitability of the Adviser for Advisory services, based on the Advisory fees, seems reasonable; and the benefits derived by the Adviser from managing each Fund are reasonable.

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October 31, 2018 | Annual Report 59

Miller/Howard Funds Trust

Trustees and Officers

Lowell G. Miller,
Trustee, Chairman of the Board, President

James E. Hillman,
Lead Trustee

Roger Conrad,
Trustee

Charles I. Leone,
Trustee

Dana C. Troxell, Jr.,
Secretary

Charles Atkins,
Chief Compliance Officer

Paul Brook,
Chief Financial Officer

John E. Leslie III,
Vice President

Investment Advisor

MHI Funds, LLC
P.O. Box 549
Woodstock, NY 12498

Legal Counsel

Shearman & Sterling LLP
599 Lexington Avenue
New York, N.Y. 10022

Custodian

U.S. Bank, N.A.
1555 N. Rivercenter Drive, Suite 302
Milwaukee, WI 53202

Transfer Agent

U.S. Bank Global Fund Services
615 East Michigan Street
Milwaukee, WI 53202

Fund Administrator

U.S. Bank Global Fund Services
777 E. Wisconsin Avenue
Milwaukee, WI 53202

Independent Registered Public Accounting Firm

Deloitte & Touche LLP
555 E. Wells Street
Suite 1400
Milwaukee, WI 53202

Distributor

Foreside Fund Services, LLC
Three Canal Plaza, Suite 100
Portland, Maine 04101
www.foreside.com

This report and the financial statements contained herein are provided for the general information of the shareholders of the Funds. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which includes information regarding the Fund's risks, objectives, fees and expenses, experience of its management, and other information.

PO Box 549
Woodstock, NY 12498

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any substantive amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  Charles I. Leone and James E. Hillman are the “audit committee financial expert” and are considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past fiscal year.  “Audit services” refer to performing an audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  The following table details the aggregate fees billed or expected to be billed for the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 10/31/2018	FYE 10/31/2017
Audit Fees	$60,000	$42,000
Audit-Related Fees	$—	$12,000
Tax Fees	$15,450	$9,000
All Other Fees	$—	$—

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by its principal accountant applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 10/31/2018	FYE 10/31/2017
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

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All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last year.  The audit committee of the Trust did not consider whether the provision of the specific non-audit services billed to the Adviser were compatible with maintaining the principal independent registered public accounting firm’s independence.  The Audit Committee relied on the principal accountant’s representation that they were independent in providing those services.

Non-Audit Related Fees	FYE 10/31/2018	FYE 10/31/2017
Registrant	$—	$—
Registrant’s Investment Adviser	$—	$—

Item 5. Audit Committee of Listed Registrants.

The registrant is an issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934, (the “Act”) and has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Act.  The independent members of the committee are as follows: Charles I. Leone, Roger Conrad, and James E. Hillman.

Item 6. Investments.

(a)         Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

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Item 11. Controls and Procedures.

(a)         The Registrant’s President and Chief Financial Officer have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)         There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)         (1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit.  1) “Filed herewith”

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(1)         Change in the registrant’s independent public accountant.  There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)         Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.  Furnished herewith.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Miller/Howard Funds Trust

By (Signature and Title)	/s/ Lowell G. Miller
Lowell G. Miller, President

Date	January 7, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Lowell G. Miller
Lowell G. Miller, President

Date	January 7, 2019

By (Signature and Title)	/s/ Brian Helhoski
Brian Helhoski, Chief Financial Officer

Date	January 7, 2019

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